UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21180

Name of Fund:  BlackRock Municipal Income Investment Quality Trust (BAF)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Investment Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (“Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended August 31, 2016, municipal bond funds garnered net inflows of approximately $57 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $393 billion (though lower than the $425 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 61%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2016
6 months: 3.35%
12 months: 7.03%

A Closer Look at Yields

From August 31, 2015 to August 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 98 basis points (“bps”) from 3.10% to 2.12%, while 10-year rates fell by 74 bps from 2.16% to 1.42% and 5-year rates decreased 47 bps from 1.33% to 0.86% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 100 bps and the spread between 2- and 10-year maturities flattening by 76 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of muni bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if a Trust was not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3 of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	5

Trust Summary as of August 31, 2016	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($18.22)[1]	4.94%
Tax Equivalent Yield[2]	8.73%
Current Monthly Distribution per Common Share[3]	$0.0750
Current Annualized Distribution per Common Share[3]	$0.9000
Economic Leverage as of August 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BBK[1,2]	26.29%	14.53%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the health care, utility and transportation sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

6	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$18.22	$15.23	19.63%	$18.41	$15.21
Net Asset Value	$17.89	$16.49	8.49%	$18.11	$16.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Health	24%	23%
County/City/Special District/School District	17	16
Transportation	15	13
Education	14	16
Utilities	13	13
State	9	9
Corporate	5	6
Tobacco	2	3
Housing	1	1

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	2
2018	7
2019	8
2020	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	4%	6%
AA/Aa	47	43
A	27	27
BBB/Baa	11	11
BB/Ba	5	6
B	1	—
N/R2	5	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	7

Trust Summary as of August 31, 2016	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2016 ($15.79)[1]	5.21%
Tax Equivalent Yield[2]	9.20%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BAF[1,2]	19.92%	10.57%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The use of leverage, which augments income and amplifies the effect of interest-rate movements, was a positive to performance during the past 12 months given that yields declined. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

•	Positions in bonds with maturities of 20 years and longer helped performance. In addition to providing above-average yields, longer-dated bonds gained the most from the flattening of the yield curve.

•

The Trust’s holdings in AA and A rated bonds, which generally outperformed AAA rated securities, provided an additional boost to the Trust’s 12-month results. At the sector level, positions in transportation, tax-backed (local), and utilities issues contributed positively.

•

The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•

The Trust utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

8	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.79	$13.89	13.68%	$16.63	$13.81
Net Asset Value	$16.56	$15.80	4.81%	$16.76	$15.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Transportation	28%	28%
County/City/Special District/School District	27	31
Utilities	17	17
Health	14	13
State	6	6
Education	5	3
Tobacco	1	1
Corporate	1	—
Housing	1	1

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	—%
2017	—
2018	13
2019	7
2020	2

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	3%	3%
AA/Aa	74	74
A	19	20
BBB/Baa	4	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	9

Trust Summary as of August 31, 2016	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2016 ($15.55)[1]	5.09%
Tax Equivalent Yield[2]	8.99%
Current Monthly Distribution per Common Share[3]	$0.0660
Current Annualized Distribution per Common Share[3]	$0.7920
Economic Leverage as of August 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BYM[1,2]	20.23%	12.71%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Trust’s duration positioning made the largest contribution to absolute performance, given that municipal yields fell significantly during the period. (Duration is a measure of interest-rate sensitivity.) The Trust’s exposure to longer-term bonds also had a positive impact on returns. In addition, the Trust’s fully invested posture enabled it to capitalize on the rally in municipal securities. At the sector level, the largest contributions to the Trust’s performance came from its positions in the tax-backed (local) and transportation sectors. The use of leverage also helped augment returns at a time of strong market performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

10	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.55	$13.67	13.75%	$16.33	$13.56
Net Asset Value	$16.22	$15.21	6.64%	$16.40	$15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Transportation	28%	25%
County/City/Special District/School District	25	27
Utilities	12	11
State	11	11
Health	11	13
Education	7	7
Tobacco	3	3
Corporate	2	3
Housing	1	—

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	2%
2017	7
2018	16
2019	8
2020	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	14%	15%
AA/Aa	54	57
A	24	21
BBB/Baa	7	6
N/R	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	11

Trust Summary as of August 31, 2016	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($16.34)[1]	5.40%
Tax Equivalent Yield[2]	9.54%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Economic Leverage as of August 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BLE[1,2]	22.33%	12.21%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

Positions in bonds with maturities of 20 years and higher helped performance. In addition to providing above-average yields, longer-dated bonds gained the most from the flattening of the yield curve. In addition, the Trust’s long duration positioning proved beneficial at a time of declining rates. (Duration is a measure of interest-rate sensitivity.)

•

The Trust’s holdings in AA, A and BBB rated bonds, which generally outperformed AAA rated securities, provided an additional boost to the Trust’s 12-month results. At the sector level, positions in transportation, health care and utilities issues contributed positively.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

12	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$16.34	$14.18	15.23%	$16.88	$14.18
Net Asset Value	$16.12	$15.25	5.70%	$16.24	$15.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Transportation	22%	22%
Utilities	17	16
County/City/Special District/School District	13	15
Health	12	12
State	11	9
Education	10	9
Corporate	7	10
Tobacco	7	5
Housing	1	2

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	3
2018	2
2019	7
2020	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	7%	7%
AA/Aa	43	40
A	20	23
BBB/Baa	17	15
BB/Ba	4	5
B	2	1
N/R2	7	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	13

Trust Summary as of August 31, 2016	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser) municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2016 ($15.86)[1]	5.41%
Tax Equivalent Yield[2]	9.56%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2016[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MFL[1,2]	19.37%	10.56%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to neither a premium nor discount by period end, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•	Given the relative strength of longer-term bonds, the Trust’s exposure to longer-duration assets and the long end of the yield curve had a positive impact on performance.

•

The use of leverage, which augments income and amplifies the effect of interest-rate movements, was a positive during the past 12 months given that yields declined. In addition, the Trust’s fully invested posture enabled it to capitalize on the rally in municipal securities.

•

The Trust’s allocation to AA rated bonds, which outperformed AAA rated securities, had a positive impact on performance. At the sector level, investments in health care and utilities issues contributed positively.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

14	ANNUAL REPORT	AUGUST 31, 2016

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.86	$14.06	12.80%	$16.42	$13.85
Net Asset Value	$15.86	$15.18	4.48%	$16.08	$15.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16		8/31/15
Transportation	37%		36%
Utilities	14		17
State	14		9
Health	12		10
County/City/Special District/School District	12		18
Education	9		5
Tobacco	1		1
Housing	1		2
Corporate	—	[1]	2

[1]	Represents less than 1% of total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	2
2018	11
2019	21
2020	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[2]
	8/31/16	8/31/15
AAA/Aaa	6%	5%
AA/Aa	65	62
A	25	29
BBB/Baa	4	4
N/R	—	—

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	15

Trust Summary as of August 31, 2016	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2016 ($10.77)[1]	5.52%
Tax Equivalent Yield[2]	9.75%
Current Monthly Distribution per Common Share[3]	$0.0495
Current Annualized Distribution per Common Share[3]	$0.5940
Economic Leverage as of August 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MVF[1,2]	18.70%	9.96%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.14%	12.26%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

At the sector level, the largest contributions to the Trust’s performance came from positions in the health care and transportation sectors. Given the relative strength of longer-term bonds, the Trust’s exposure to longer-duration assets and the long end of the yield curve had a positive impact on performance. Additionally, the Trust’s exposure to lower-rated credits aided performance as yield spreads generally tightened over the period. The Trust’s position in zero-coupon bonds, which generated stronger price performance than current-coupon bonds, further contributed to results.

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

16	ANNUAL REPORT	AUGUST 31, 2016

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$10.77	$9.65	11.61%	$11.26	$9.44
Net Asset Value	$10.38	$10.04	3.39%	$10.49	$9.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Health	26%	24%
Transportation	24	22
Education	10	11
County/City/Special District/School District	10	10
Corporate	9	11
State	7	4
Utilities	6	10
Tobacco	4	4
Housing	4	4

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	7
2018	14
2019	19
2020	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	9%	9%
AA/Aa	40	46
A	23	23
BBB/Baa	14	13
BB/Ba	3	3
B	2	1
N/R2	9	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade representing 2% and 2%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2016	17

Schedule of Investments August 31, 2016	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$1,150	$1,314,519
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,345,813

		2,660,332
Arizona — 7.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,478,146
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	460	501,069
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,272,900
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,874,730
5.00%, 12/01/37	2,065	2,653,442
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	500	579,370
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	900	1,113,714

		13,473,371
Arkansas — 3.5%
City of Benton Arkansas, RB, 4.00%, 6/01/39	905	1,006,822
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,240	1,368,005
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,200	1,413,432
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,025	2,229,221
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	548,123

		6,565,603
California — 20.8%
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 3.25%, 11/15/36	820	851,094
Series B, 5.88%, 8/15/31	1,900	2,270,595
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A, 3.00%, 3/01/39 (c)	710	700,834
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,304,879
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/45	1,550	1,696,320
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)	440	509,423
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/46	285	314,794
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (d)	1,000	1,095,090

Municipal Bonds	Par (000)	Value
California (continued)
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	$2,000	$2,364,100
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/19 (a)	500	574,280
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (d)	1,650	1,672,209
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (e)	8,000	3,780,160
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (e)	1,500	1,038,435
0.00%, 8/01/33 (e)	4,000	1,617,440
0.00%, 8/01/39 (d)	2,000	1,913,240
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (d)	2,800	3,301,844
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	3,000	3,591,300
4.00%, 10/01/44	1,080	1,194,556
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,250,960
6.00%, 3/01/33	1,000	1,177,980
6.50%, 4/01/33	1,950	2,236,748
5.50%, 3/01/40	2,350	2,699,703

		39,155,984
Colorado — 1.4%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 8/01/46	545	602,770
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,184,822
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/20 (a)	750	904,590

		2,692,182
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	615,675
Trinity Health Corp., 3.25%, 12/01/36	100	103,640
South Central Connecticut Regional Water Authority, Refunding RB, Thirty Second, Series B, 4.00%, 8/01/36	1,235	1,394,476

		2,113,791
Delaware — 2.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,347,984
Delaware Transportation Authority, RB:
5.00%, 6/01/45	2,000	2,406,380
5.00%, 6/01/55	950	1,116,801

		4,871,165

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	DFA	Development Finance Agency	IDB	Industrial Development Board
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	PSF	Permanent School Fund
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	RB	Revenue Bonds
COP	Certificates of Participation	IDA	Industrial Development Authority	S/F	Single-Family

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Florida — 4.6%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	$600	$621,870
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	900	988,794
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	5,206,668
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	920	1,094,321
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	136,914
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (f)(g)	860	601,716

		8,650,283
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	451,320
Idaho — 1.1%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	500	583,885
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (a)	1,250	1,404,637

		1,988,522
Illinois — 4.6%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	1,600	1,699,360
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	870	994,819
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	738,170
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (a)	650	751,192
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,172,408
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,102,840
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,150	1,376,159
State of Illinois, GO, 5.00%, 2/01/39	665	721,505

		8,556,453
Iowa — 1.3%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
Drake University Project, 3.00%, 4/01/34	550	570,427
Upper Iowa University Project, 5.75%, 9/01/20 (a)	500	591,665
Upper Iowa University Project, 6.00%, 9/01/20 (a)	1,000	1,193,090

		2,355,182
Kansas — 2.5%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	4,000	4,667,920
Kentucky — 3.0%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., 4.00%, 10/01/35	1,315	1,450,340

Municipal Bonds	Par (000)	Value
Kentucky (continued)
Kentucky Bond Development Corp., Refunding RB, Saint Elizabeth Medical Center, Inc., 4.00%, 5/01/35	$550	$610,957
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	2,123,550
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (d):
0.00%, 7/01/34	500	456,700
0.00%, 7/01/39	830	741,090
0.00%, 7/01/43	270	241,901

		5,624,538
Louisiana — 1.9%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	860	1,005,856
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,258,908
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	456,964
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 11/01/45	760	804,848

		3,526,576
Maryland — 0.8%
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	170	179,581
5.25%, 7/01/44	170	179,247
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,000	1,225,770

		1,584,598
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46	390	474,513
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 4.00%, 10/01/46	865	911,243
International Charter School, 5.00%, 4/15/40	400	448,740
WGBH Educational Foundation Issue, 3.00%, 1/01/42	1,415	1,413,967

		3,248,463
Michigan — 1.6%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	240	264,422
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,280,579
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	495	550,193

		3,095,194
Minnesota — 3.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,890	4,333,849
City of St. Cloud Minnesota, Refunding RB, CentraCare Health System, Series A, 3.25%, 5/01/39	435	446,262

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	19

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Minnesota (continued)
Minnesota Higher Education Facilities Authority, RB, College of St. Benedict, Series 8-K:
5.00%, 3/01/37	$660	$789,505
4.00%, 3/01/43	385	418,614
Minnesota Higher Education Facilities Authority, Refunding RB, University of St. Thomas, Series 8-L, 4.00%, 4/01/39	380	426,581
Minnesota Municipal Power Agency, RB, 4.00%, 10/01/41	440	492,664

		6,907,475
Mississippi — 3.1%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	448,284
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	953,109
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,951,968
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (a)	2,100	2,388,456

		5,741,817
Missouri — 2.1%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	1,003,770
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	581,055
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	354,826
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	585,630
Heartland Regional Medical Center, 4.13%, 2/15/43	300	321,312
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,181,270

		4,027,863
Nebraska — 4.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	675,972
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	400	469,636
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 3.00%, 5/15/46	1,925	1,855,065
Gretna Public Schools, GO, Refunding School Building, 3.00%, 12/15/39	920	921,159
Lincoln Airport Authority, Refunding RB, Series A, 4.00%, 7/01/40	520	581,027
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	250	294,262
4.00%, 1/01/44	400	431,016
Public Power Generation Agency, Refunding RB:
3.13%, 1/01/35	1,155	1,178,851
3.25%, 1/01/36	1,295	1,328,010

		7,734,998
Nevada — 1.5%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,080	1,089,623

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	$1,000	$1,110,240
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	577,145

		2,777,008
New Jersey — 12.0%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	915	36,060
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	660	767,032
Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	200	230,770
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	9,390,975
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31	900	966,186
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (a)	630	737,875
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	800	945,128
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	510	576,657
5.00%, 7/01/25	500	590,955
5.63%, 7/01/37	1,700	1,992,791
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	45	46,541
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,860	2,221,677
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (e)	1,000	446,010
Transportation Program, Series AA, 5.00%, 6/15/44	2,030	2,263,755
Transportation Program, Series AA, 5.00%, 6/15/45	900	1,002,051
Transportation Program, Series AA, 5.00%, 6/15/46	400	445,036

		22,659,499
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	450	539,811
New York — 6.2%
City of New York, New York, GO, Sub-Series A-1:
Fiscal 2014, 5.00%, 8/01/35	1,580	1,901,704
Fiscal 2017, 4.00%, 8/01/36	565	636,902
City of New York, New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	925	936,202
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	900	951,426
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,160	1,160,046
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	2,300	2,816,557

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$800	$906,840
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	405	483,554
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	400	445,596
5.00%, 8/01/31	895	983,972
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	400	408,560

		11,631,359
North Carolina — 0.4%
City of Durham North Carolina Water & Sewer Utility System Revenue, Refunding RB, 3.00%, 8/01/40 (c)	770	780,518
North Dakota — 0.4%
City of Fargo North Dakota, GO, Series D, 4.00%, 5/01/37	225	249,480
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (a)	480	571,368

		820,848
Ohio — 1.1%
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	2,000	2,137,540
Oklahoma — 2.4%
Edmond Public Works Authority, RB, 4.00%, 7/01/41	960	1,068,000
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	853,862
Oklahoma Development Finance Authority, RB, State System of Higher Education Master Real Property, Series F, 4.00%, 6/01/36 (c)	670	742,132
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	620	677,183
Oklahoma Water Resources Board, RB, Clean Water Program, 4.00%, 4/01/40	990	1,112,196

		4,453,373
Oregon — 3.2%
County of Deschutes Oregon Hospital Facilities Authority, Refunding RB, St. Charles Health System, Inc., Series A, 4.00%, 1/01/46 (c)	605	656,437
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (e)	1,000	491,890
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
3.00%, 9/01/35	705	701,961
3.00%, 9/01/41	600	592,704
5.00%, 9/01/46	210	250,862
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/19 (a)	750	854,700
Oregon Health & Science University, Refunding RB, Series B, 4.00%, 7/01/46	575	647,094
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	1,475	1,750,722

		5,946,370
Pennsylvania — 3.4%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,678,067

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Delaware River Port Authority, RB:
4.50%, 1/01/32	$1,500	$1,729,140
Series D (AGM), 5.00%, 1/01/40	2,600	2,923,674

		6,330,881
Rhode Island — 5.1%
Rhode Island Commerce Corp., RB, Airport Corporation:
5.00%, 7/01/41	270	321,251
5.00%, 7/01/46	335	396,690
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/19 (a)	1,000	1,167,590
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation Group, 4.00%, 5/15/36	300	322,731
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,905	2,299,564
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	900	987,498
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,113,760
Series B, 4.50%, 6/01/45	2,730	2,921,346

		9,530,430
South Carolina — 0.6%
County of Lexington South Carolina Health Services District Inc., RB, Lexington Medical Center, 3.00%, 11/01/33	1,040	1,037,202
Tennessee — 3.0%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,950	2,247,433
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	1,009,269
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	311,284
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	896,848
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	675	814,097
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.00%, 10/01/45	385	451,563

		5,730,494
Texas — 9.3%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (a)	1,750	2,005,483
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (e)	11,690	3,839,113
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	1,500	1,701,450
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (e)	10,760	4,663,814
Leander ISD, GO, Refunding, Go, Refunding, CAB, Series D, 0.00%, 8/15/35 (e)	4,000	2,029,480
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	924,722

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	21

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	$2,000	$2,398,300

		17,562,362
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	400	427,344
Vermont — 1.9%
University of Vermont & State Agricultural College, Refunding RB:
4.00%, 10/01/37	1,515	1,694,482
4.00%, 10/01/43	865	958,835
Vermont Student Assistance Corp., RB, Series A, 4.13%, 6/15/30	905	978,513

		3,631,830
Virginia — 0.6%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	880	1,048,291
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	1,400	1,617,252
West Virginia — 1.3%
County of Berkeley Public Service Sewer District, Refunding RB, (BAM):
5.00%, 6/01/36	385	459,717
3.25%, 6/01/41	385	395,253
3.38%, 6/01/46	580	601,976
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
3.00%, 6/01/36	385	382,713
3.25%, 6/01/39	645	654,152

		2,493,811
Wisconsin — 1.9%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 8/01/35	280	288,086
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Medical College of Wisconsin, Inc., 4.00%, 12/01/46	600	657,180
The Monroe Clinic, Inc., 3.00%, 2/15/35	1,055	1,057,458
The Monroe Clinic, Inc., 4.00%, 2/15/38	770	831,954
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	665	791,437

		3,626,115
Total Municipal Bonds - 130.0%		244,475,968

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18 (a)	3,750	4,023,413
Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	2,611	3,182,814

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	$4,003	$4,854,754
Nebraska — 1.0%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,725	1,854,591
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (i)	1,400	1,547,075
New York — 13.8%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	3,990	4,543,333
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	104	113,002
5.75%, 6/15/40	346	377,929
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	7,146,122
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	456,779
Series A, 4.75%, 6/15/17 (a)	565	583,970
Series A, 4.75%, 6/15/30	2,435	2,514,370
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	2,500	2,947,130
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,993,438
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (a)	2,199	2,373,008
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,852,360

		25,901,441
Ohio — 1.8%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (a)	1,260	1,350,556
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,121,920

		3,472,476
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,580	1,890,359
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.8%		46,726,923
Total Long-Term Investments (Cost — $257,463,041) — 154.8%		291,202,891

Short-Term Securities — 1.1%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (j)(k)	2,139,553	2,139,553
Total Short-Term Securities (Cost — $2,139,553) — 1.1%		2,139,553
Total Investments (Cost — $259,602,594) — 155.9%		293,342,444
Liabilities in Excess of Other Assets — (0.1)%		(260,964)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(25,074,721)
VMTP Shares, at Liquidation Value — (42.5)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$188,106,759

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Zero-coupon bond.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019, is $2,411,642. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	2,139,553	2,139,553	$2,139,553	$2,733
FFI Institutional Tax-Exempt Fund	6,015,344	(6,015,344)	—	—	340
Total				$2,139,553	$3,073

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(7)	5-Year U.S. Treasury Note	December 2016	$ 848,750	$1,303
(40)	10-Year U.S. Treasury Note	December 2016	$5,236,875	12,210
(46)	Long U.S. Treasury Bond	December 2016	$7,837,250	9,910
(14)	Ultra U.S. Treasury Bond	December 2016	$2,624,563	(9,558)
Total				$13,865

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$23,423	—	$23,423
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$9,558	—	$9,558

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statement of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(780,272)	—	$(780,272)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(15,754)	—	$(15,754)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	23

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$12,687,227

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$291,202,891	—	$291,202,891
Short-Term Securities	$2,139,553	—	—	2,139,553

Total	$2,139,553	$291,202,891	—	$293,342,444

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$23,423	—	—	$23,423
Liabilities:
Interest rate contracts	(9,558)	—	—	(9,558)

Total	$13,865	—	—	$13,865

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$297,050	—	—	$297,050
Liabilities:
TOB Trust Certificates	—	$(25,054,116)	—	(25,054,116)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

Total	$297,050	$(104,954,116)	—	$(104,657,066)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$1,000	$1,143,060
6.13%, 6/01/19	1,000	1,146,460
City of Birmingham Water Works Board, Refunding RB, Series A, 4.00%, 1/01/41 (b)	1,675	1,871,829
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	388,064

		4,549,413
California — 15.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,353,777
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,340,024
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,269,858
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,519,644
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,025	1,303,380
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/19 (a)	3,210	3,612,598
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,000	1,223,070
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/19 (a)	1,125	1,276,796
State of California, GO, Refunding, 4.00%, 9/01/35 (b)	1,675	1,903,336
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,257,660
5.50%, 11/01/31	1,500	1,881,885
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	625,852
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	471,895
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,866,082

		22,905,857
Colorado — 3.9%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,965,195
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,425	1,625,711

		5,590,906
Florida — 8.1%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,362,216
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	252,447
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	4,215	5,275,873
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	745	903,439

		11,793,975
Georgia — 2.1%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	2,500	3,035,875

Municipal Bonds	Par (000)	Value
Illinois — 22.2%
City of Chicago Illinois, GARB, 3rd Lien:
O’Hare International Airport, Series C, 6.50%, 1/01/41	$3,740	$4,537,405
O’Hare International Airport, Series A, 5.75%, 1/01/39	825	964,747
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,124,940
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,300	1,454,466
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,546,911
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,330,090
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,258,540
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,629,421
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,456,625
5.25%, 12/01/43	3,000	3,438,840
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,259,700
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 2/15/41	570	577,296
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,074,759
6.00%, 6/01/28	260	311,132
State of Illinois, GO:
5.25%, 2/01/31	610	687,671
5.25%, 2/01/32	1,000	1,125,230
5.50%, 7/01/33	1,000	1,136,180
5.50%, 7/01/38	270	304,301

		32,218,254
Indiana — 1.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,686,977
Louisiana — 1.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	416,932
Series A-2, 6.00%, 1/01/23	150	166,406
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	790	868,368

		1,451,706
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 4.00%, 10/01/46	1,000	1,053,460
Michigan — 2.3%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,908,505
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,205	1,387,377

		3,295,882
Minnesota — 2.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	565	637,156
6.50%, 11/15/38	3,115	3,470,422

		4,107,578

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Municipal Bonds	Par (000)	Value
Mississippi — 2.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,500	$2,034,225
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,228,520

		3,262,745
Nebraska — 0.3%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, 3.00%, 5/15/46	505	486,653
Nevada — 5.5%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,410	5,787,618
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19 (a)	2,000	2,253,620

		8,041,238
New Jersey — 5.2%
New Jersey Educational Facilities Authority, Refunding RB, Series F, 3.00%, 7/01/40 (b)	430	429,987
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,459,120
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,636,235
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,166,280
Series AA, 5.50%, 6/15/39	1,620	1,849,910

		7,541,532
New York — 4.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,739,034
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,871,224
Series A-1, 5.25%, 11/15/39	1,000	1,223,810

		5,834,068
Ohio — 0.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	470	572,883
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	2,033,470
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,765,905

		3,799,375
South Carolina — 3.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,889,246
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,000	1,182,020
Series E, 5.25%, 12/01/55	1,000	1,205,630

		4,276,896
Texas — 13.5%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,000	2,175,680
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,191,886
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,801,104

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	$945	$1,061,499
6.00%, 5/15/19 (a)	2,100	2,393,958
6.00%, 5/15/19 (a)	2,465	2,810,051
6.00%, 11/15/35	135	154,482
6.00%, 11/15/36	115	131,596
5.38%, 11/15/38	55	61,198
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	205	231,750
6.50%, 7/01/37	795	888,905
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,222,800
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,184,860
Series K-1 (AGC), 5.75%, 1/01/19 (a)	1,500	1,674,630
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	535,366

		19,519,765
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	434,473
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,131,450

		1,565,923
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,196,144
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	932,965

		2,129,109
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,170	1,281,501
Total Municipal Bonds — 104.2%		151,001,571

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,000	1,120,770
California — 8.8%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,714,647
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,306	1,591,407
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	759	843,587
Illinois — 5.6%
State of Illinois Toll Highway Authority, RB, Senior:
Priority, Series A, 5.00%, 1/01/40	825	991,323
Priority, Series B, 5.50%, 1/01/18	2,999	3,194,760
Series B, 5.00%, 1/01/40	3,329	4,002,290

		8,188,373

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$898	$986,711
Michigan — 2.2%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	3,170,619
Nebraska — 1.4%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, 4.00%, 5/15/51	1,860	1,999,733
Nevada — 4.8%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	2,000	2,195,440
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,792,304

		6,987,744
New Jersey — 6.4%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	986	1,104,905
6.00%, 12/15/34	14	15,635
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (d)	6,020	7,056,584
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,105,053

		9,282,177
New York — 14.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,986,924
Series FF, 5.00%, 6/15/45	3,019	3,580,676
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	989,154
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,000	1,178,852
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,540	3,180,334
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,531,182

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	$1,740	$2,089,713

		20,536,835
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,400	2,924,016
Pennsylvania — 0.5%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, 5.00%, 8/15/38	580	689,545
Texas — 5.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	5,205,924
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,753,913

		7,959,837
Utah — 0.7%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,103,868
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.2%		80,099,869
Total Long-Term Investments (Cost — $206,309,197) — 159.4%		231,101,440

Short-Term Securities — 0.5%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (e)(f)	704,474	704,474
Total Short-Term Securities (Cost — $704,474) — 0.5%		704,474
Total Investments (Cost — $207,013,671) — 159.9%		231,805,914
Liabilities in Excess of Other Assets — (1.8)%		(2,547,384)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.0)%		(42,131,630)
VMTP Shares, at Liquidation Value — (29.1)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$144,926,900

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020, is $7,490,025. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Net Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	704,474	704,474	$704,474	$646
FFI Institutional Tax-Exempt Fund	953,611	(953,611)	—	—	125
Total				$704,474	$771

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	27

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

(f)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(16)	5-Year U.S. Treasury Note	December 2016	$1,940,000	$2,978
(31)	10-Year U.S. Treasury Note	December 2016	$4,058,578	9,463
(18)	Long U.S. Treasury Bond	December 2016	$3,066,750	3,878
(5)	Ultra U.S. Treasury Bond	December 2016	$937,344	(3,414)
Total				$12,905

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$16,319	—	$16,319
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,414	—	$3,414

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(393,970)	—	$(393,970)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(36,564)	—	$(36,564)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — purchased.	$ 4,595,063[1]
Average notional value of contracts — short	$ 8,184,162
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$231,101,440	—	$231,101,440
Short-Term Securities	$704,474	—	—	704,474

Total	$704,474	$231,101,440	—	$231,805,914

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$16,319	—	—	$16,319
Liabilities:
Interest rate contracts	(3,414)	—	—	(3,414)

Total	$12,905	—	—	$12,905

[1]    See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$145,800	—	—	$145,800
Liabilities:
TOB Trust Certificates	—	$(42,089,435)	—	(42,089,435)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

Total	$145,800	$(84,289,435)	—	$(84,143,635)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	29

Schedule of Investments August 31, 2016	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.0%
City of Birmingham Alabama Airport Authority, ARB, (AGM), 5.50%, 7/01/40	$5,800	$6,648,192
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	1,495	1,708,875
City of Birmingham Albama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (b)	1,165	1,230,927
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,816,268
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	3,800	4,512,538

		16,916,800
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,247,320
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,583,370
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,395,462
5.25%, 10/01/28	250	280,980

		3,259,812
California — 14.7%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	709,037
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	13,696,206
California State University, Refunding RB, Systemwide, Series A, (AGM):
5.00%, 5/01/17 (a)	3,040	3,130,926
5.00%, 11/01/32	4,960	5,106,171
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,887,624
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)(b)	7,450	8,078,482
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (a)(c):
0.00%, 2/01/18	13,575	6,751,798
0.00%, 2/01/18	14,150	6,679,224
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	1,580	1,403,609
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	2,000	1,004,320
CAB, Series G, 0.00%, 7/01/34	725	346,079
CAB, Series G, 0.00%, 7/01/35	775	348,146
CAB, Series G, 0.00%, 7/01/36	1,155	488,311
CAB, Series G, 0.00%, 7/01/37	770	306,699
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	1,400	926,828
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,304,325
State of California, GO, Various Purposes, 5.00%, 4/01/42	3,000	3,569,190
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,415	1,775,245
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (c)	10,000	5,386,300

		62,898,520

Municipal Bonds	Par (000)	Value
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	$960	$1,097,875
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	1,305	1,524,971

		2,622,846
District of Columbia — 2.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,832,405
Florida — 14.1%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	3,000	3,137,040
5.00%, 10/01/37	5,000	5,222,300
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,795	2,109,987
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	1,400	1,516,620
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	6,750	7,387,740
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	3,475	3,604,270
County of Miami-Dade Florida, RB:
CAB, Special Obligation, Sub-Series A (NPFGC), 0.00%, 10/01/38 (c)	15,000	4,778,550
Seaport, Series A, 6.00%, 10/01/38	2,770	3,467,181
County of Miami-Dade Florida Aviation, Refunding ARB:
Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,760,800
Series A, 5.50%, 10/01/36	5,000	5,681,850
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,910	4,657,514
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/35	1,300	1,392,859
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	333,399
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,413,773
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,620,248
South Florida Water Management District, COP, (AMBAC), 5.00%, 10/01/16 (a)	1,000	1,003,750
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	2,000	2,422,440

		60,510,321
Georgia — 2.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	9,107,625
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,323,887
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	545	679,223
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	155	182,316
5.00%, 4/01/44	595	690,920

		11,983,971

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
Hawaii — 1.3%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	$5,000	$5,721,150
Illinois — 13.9%
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,315	1,377,607
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	5,955	6,206,420
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,165	3,365,503
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	9,800	11,704,826
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	1,525	1,775,390
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	4,082,715
Sales Tax Receipts, 5.25%, 12/01/36	650	723,860
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,766,758
5.50%, 12/01/38	1,000	1,165,300
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	210	235,118
Illinois Finance Authority, Refunding RB, Silver Cross Hospital and Medical Centers:
4.13%, 8/15/37	3,130	3,356,393
5.00%, 8/15/44	390	449,530
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	849,629
State of Illinois, GO:
5.25%, 2/01/33	2,435	2,736,526
5.50%, 7/01/33	880	999,838
5.25%, 2/01/34	5,910	6,629,483
5.50%, 7/01/38	1,475	1,662,384
5.00%, 2/01/39	2,200	2,386,934
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,020	1,177,610

		59,651,824
Indiana — 1.8%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,307,086
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,397,565

		7,704,651
Iowa — 2.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	3,000	3,665,280
Series A (AGC), 5.63%, 8/15/19 (a)	5,000	5,721,100

		9,386,380
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No.93 (AGC):
5.25%, 2/01/19 (a)	1,330	1,473,228
5.25%, 2/01/29	170	186,631

		1,659,859
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/46	1,175	1,367,265

Municipal Bonds	Par (000)	Value
Massachusetts — 0.5%
Massachusetts DFA, Refunding RB, Series A, 5.00%, 10/01/43	$420	$492,215
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,395	1,680,640

		2,172,855
Michigan — 5.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,231,930
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,306,074
Michigan Finance Authority, RB, Beaumont Health Credit Group, 4.00%, 11/01/46	180	193,728
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group:
5.00%, 12/01/21 (a)	30	36,219
5.00%, 12/01/39	9,020	10,693,120
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,560	1,813,625
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,330,840
Series I-A, 5.38%, 10/15/41	800	932,336
Series II-A, 5.38%, 10/15/36	1,500	1,748,130
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	430	504,489

		22,790,491
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,345	7,269,720
Nevada — 1.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	3,000	3,360,210
(AGM), 5.25%, 7/01/39	4,100	4,595,157

		7,955,367
New Jersey — 6.7%
New Jersey EDA, RB, Series WW:
5.25%, 6/15/33	170	196,226
5.00%, 6/15/34	225	253,051
5.00%, 6/15/36	1,395	1,566,655
5.25%, 6/15/40	400	462,040
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/36	5,070	5,616,140
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	5,845	2,279,316
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,874,738
Transportation Program, Series AA, 5.00%, 6/15/38	1,945	2,173,207
Transportation System, Series A, 5.50%, 6/15/41	3,000	3,349,110
Transportation System, Series AA, 5.50%, 6/15/39	3,785	4,322,167
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,524,000
Transportation System, Series D, 5.00%, 6/15/32	900	1,022,697

		28,639,347

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	31

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	$405	$485,830
New York — 2.6%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,173,568
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	2,011,713
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	4,500	4,655,475
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	770	907,799
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	1,300	1,466,387

		11,214,942
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	762,860
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	948,082
5.25%, 2/15/33	1,095	1,327,228

		3,038,170
Pennsylvania — 3.5%
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118B, 4.05%, 10/01/40	1,770	1,904,131
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,245	5,080,076
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	830,066
Series A-1, 5.00%, 12/01/46	3,760	4,496,847
Series C, 5.50%, 12/01/33	630	780,986
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	737,225
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	850	1,010,166

		14,839,497
Rhode Island — 1.5%
Rhode Island Commerce Corp., RB, Airport Corporation, 5.00%, 7/01/46	250	296,037
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,855	6,265,377

		6,561,414
South Carolina — 4.5%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	319,865
State of South Carolina Ports Authority, RB, 5.25%, 7/01/40	5,000	5,658,900
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,960	8,357,359
Series E, 5.50%, 12/01/53	610	725,339
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,360	2,790,110
Series E, 5.25%, 12/01/55	1,185	1,428,671

		19,280,244

Municipal Bonds	Par (000)	Value
Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	$740	$886,808
Texas — 18.6%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (c)	2,050	930,413
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	737,047
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (c)	10,030	7,507,856
County of Harris Texas, GO, Refunding, (NPFGC) (c):
0.00%, 8/15/25	7,485	6,491,666
0.00%, 8/15/28	10,915	8,916,573
County of Harris Texas Houston Sports Authority, Refunding RB (c):
3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/38	16,890	5,435,202
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/38	5,785	2,134,376
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/39	6,160	2,119,101
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,340	1,130,337
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,324,590
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,775	1,634,726
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,980	3,039,600
North Texas Tollway Authority, RB:
CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	1,975	923,490
Convertible CAB, Series C, 0.00%, 9/01/45 (b)	2,500	2,942,775
Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,224,280
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (a)	8,650	9,235,864
1st Tier System (NPFGC), 5.75%, 1/01/40	2,785	2,955,498
1st Tier System, Series A, 6.00%, 1/01/19 (a)	510	572,317
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	115	128,425
1st Tier System, Series S, 5.75%, 1/01/18 (a)	11,615	12,401,684
Series B, 5.00%, 1/01/40	2,270	2,658,420
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	2,540	2,899,384
Natural Gas Utility Improvements, 5.00%, 12/15/31	2,105	2,416,014

		79,759,638
Utah — 1.3%
Utah Transit Authority, RB, Series A, 5.00%, 6/15/18 (a)	5,000	5,382,750
Washington — 1.7%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	2,265,580
MultiCare Health System, Series C (AGC), 5.50%, 8/15/18 (a)	4,000	4,376,960
Providence Health & Services, Series A, 5.25%, 10/01/39	675	755,953

		7,398,493

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
Wisconsin — 1.8%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	$5,100	$6,100,722
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,693,425

		7,794,147
Total Municipal Bonds — 112.1%		480,232,837

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,442,389
California — 3.4%
California State University, RB, Systemwide, Series A (AGM) (e):
5.00%, 5/01/18 (a)	3,293	3,537,372
5.00%, 11/01/33	86	92,563
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	4,062	4,360,345
5.00%, 5/01/18	808	867,260
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	5,000	5,206,850
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	507,914

		14,572,304
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,561	1,902,372
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	1,080	1,243,640
Florida — 7.0%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	3,500	4,210,675
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	1,800	1,817,784
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,293,453
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	10,101	11,538,455
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	6,096	6,934,340
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (e)	2,999	3,128,715

		29,923,422
Illinois — 8.4%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,884,656
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42 (e)	11,748	12,766,212
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(e)	1,400	1,545,984

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois (continued)
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	$3,045	$3,658,881
Senior Priority, Series B, 5.50%, 1/01/18	4,499	4,792,140
Senior, Series B, 5.00%, 1/01/40	1,170	1,406,210
Series A, 5.00%, 1/01/38	7,714	9,064,330

		36,118,413
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,661	1,992,876
Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	2,220	2,640,581
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	960	1,148,602

		3,789,183
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(e)	4,197	4,765,373
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19	2,024	2,309,328
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,900	4,765,293

		11,839,994
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	920	1,137,810
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,000	2,210,106

		3,347,916
New York — 10.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	7,431,966
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,845	2,258,723
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,746,550
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	2,128,570
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	15,273,500
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,709,446
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	4,939,110

		43,487,865
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	686,762
Pennsylvania — 0.3%
County of Pennsylvania Westmoreland Municipal Authority, RB, 5.00%, 8/15/42	1,020	1,209,077

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	33

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
South Carolina — 1.3%
South Carolina Public Service Authority, Refunding RB, Series A (a)(e):
5.50%, 1/01/19	$48	$53,217
5.50%, 1/01/19	553	615,336
State of South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/56	4,260	5,052,318

		5,720,871
Texas — 1.3%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,527,176
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	840,418

		5,367,594
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	450,002
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	3,494	3,675,535
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,210	4,185,519

		7,861,054

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	$3,520	$4,013,680
Series C, 5.25%, 4/01/39	2,500	2,718,700

		6,732,380
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.5%		177,688,114
Total Long-Term Investments (Cost — $584,439,582) — 153.6%		657,920,951

Short-Term Securities — 0.8%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (f)(g)	3,605,050	3,605,050
Total Short-Term Securities (Cost — $3,605,050) — 0.8%		3,605,050
Total Investments (Cost — $588,044,632) — 154.4%		661,526,001
Other Assets Less Liabilities — 1.0%		4,441,459
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.4)%		(100,378,362)
VMTP Shares, at Liquidation Value — (32.0)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$428,389,098

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from November 16, 2016 and December 1, 2029 is $21,219,792.

(f)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,605,050	3,605,050	$3,605,050	$3,551
FFI Institutional Tax-Exempt Fund	6,416,284	(6,416,284)	—	—	516
Total				$3,605,050	$4,067

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(11)	5-Year U.S. Treasury Note	December 2016	$1,333,750	$2,047
(83)	10-Year U.S. Treasury Note	December 2016	$10,866,516	25,336
(64)	Long U.S. Treasury Bond	December 2016	$10,904,000	13,787
(15)	Ultra U.S. Treasury Bond	December 2016	$2,812,031	(10,240)
Total				$30,930

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$41,170	—	$41,170
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$10,240	—	$10,240

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(964,944)	—	$(964,944)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(69,962)	—	$(69,962)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,304,002

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$657,920,951	—	$657,920,951
Short-Term Securities	$3,605,050	—	—	3,605,050

Total	$3,605,050	$657,920,951	—	$661,526,001

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$41,170	—	—	$41,170
Liabilities:
Interest rate contracts	(10,240)	—	—	(10,240)

Total	$30,930	—	—	$30,930

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$430,050	—	—	$430,050
Liabilities:
TOB Trust Certificates	—	$(100,250,291)	—	(100,250,291)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

Total	$430,050	$(237,450,291)	—	$(237,020,241)

Duringthe year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	35

Schedule of Investments August 31, 2016	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.3%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,629,412
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	540	630,034
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,320	1,553,746
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	4,156,988
Lower Alabama Gas District, RB, Series A:
5.00%, 9/01/34	1,945	2,508,272
5.00%, 9/01/46	1,555	2,106,963

		12,585,415
Arizona — 2.2%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	7,042,736
5.00%, 12/01/37	1,000	1,284,960

		8,327,696
California — 10.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	2,480	2,798,283
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,187,575
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,632,035
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	160	188,656
5.25%, 8/15/49	395	462,664
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,655	1,859,111
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (b):
5.00%, 12/01/41	565	647,535
5.00%, 12/01/46	685	781,989
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	6,500	7,384,715
5.25%, 5/15/39	860	959,433
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	480,141
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,821,900
0.00%, 8/01/43	2,500	985,125
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	2,073,245
6.50%, 4/01/33	10,645	12,210,347
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	1,001,740
Sub-Series I-1, 6.38%, 11/01/34	1,280	1,500,685

		40,975,179
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,603,053

Municipal Bonds	Par (000)	Value
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,005	$1,120,686
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,392,917
Delaware Transportation Authority, RB, 5.00%, 6/01/55	1,260	1,481,231
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,645,728

		7,519,876
District of Columbia — 4.2%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	820	986,312
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	11,500	11,902,385
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	610,115
5.25%, 10/01/44	2,000	2,226,420

		15,725,232
Florida — 5.6%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,693,164
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,877,104
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,450	1,703,678
County of Miami-Dade Florida Aviation, Refunding, AMT, Miami International Airport:
5.25%, 10/01/38	1,625	1,753,424
5.25%, 10/01/38	1,230	1,344,058
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,438,707
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	5,000	5,711,350
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	3,300	4,300,626
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,790	1,252,409

		21,074,520
Georgia — 1.4%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	2,870	3,488,227
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	691,685
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,029,631

		5,209,543
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,682,716
Illinois — 19.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,000	5,846,950
Series C, 6.50%, 1/01/41	6,430	7,800,940

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$3,050	$3,119,967
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,940	5,200,437
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,276,534
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,491,108
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	984,679
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,224,947
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,998,972
Presence Health Network, Series C, 5.00%, 2/15/36	230	263,021
Presence Health Network, Series C, 4.00%, 2/15/41	1,545	1,564,776
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	7,445	7,473,887
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,815	3,360,040
Senior, Series C, 5.00%, 1/01/37	3,005	3,581,840
Series A, 5.00%, 1/01/38	2,520	2,961,000
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	7,293,397
Series B-2, 5.00%, 6/15/50	2,725	2,880,625
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	610,792
6.00%, 6/01/28	1,255	1,501,808
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,779,351
Series A, 5.00%, 4/01/35	2,500	2,704,975
Series A, 5.00%, 4/01/38	3,885	4,184,650
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)	685	756,658
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	860	992,887
5.00%, 4/01/44	1,050	1,208,361

		74,062,602
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	1,061,024
7.00%, 1/01/44	3,535	4,483,405
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	4,170,793
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	544,189
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,795,955
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	435	490,463
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	1,026,447
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	1,200	1,346,628
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,380	1,642,876

		16,561,780

Municipal Bonds	Par (000)	Value
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$965	$1,003,629
5.50%, 12/01/22	2,550	2,640,372
5.25%, 12/01/25	500	538,540
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,325	1,409,071
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,095	3,102,985

		8,694,597
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,215,682
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (f)	1,280	1,146,791

		2,362,473
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,376,204
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,254,869
5.25%, 5/15/31	935	1,058,027
5.25%, 5/15/32	1,195	1,374,166
5.25%, 5/15/33	1,300	1,484,483
5.25%, 5/15/35	545	621,802

		10,169,551
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	530,817
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	800	815,592
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,835,528

		4,181,937
Massachusetts — 1.5%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	3,105	3,094,536
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,530	1,556,576
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,059,888

		5,711,000
Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,825	5,526,796
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,700,355
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	940	1,058,637
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,326,091

		10,611,879

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Missouri — 1.9%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	$6,000	$5,226,540
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	323,235
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,242,303
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	302,858

		7,094,936
Multi-State — 1.9%
Centerline Equity Issuer Trust (b):
Series A-4-2, 6.00%, 5/15/19	3,500	3,884,160
Series B-3-2, 6.30%, 5/15/19	3,000	3,352,680

		7,236,840
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	1,025,437
5.00%, 9/01/42	1,570	1,768,793
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,406,564
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,810,648

		6,011,442
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,474,194
New Jersey — 8.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,805	1,915,556
5.25%, 11/01/44	1,640	1,733,513
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	1,165	1,217,903
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	670	712,036
5.13%, 9/15/23	2,130	2,399,743
5.25%, 9/15/29	2,130	2,383,172
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	9,359,672
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	2,160	2,526,725
Series E, 5.00%, 1/01/45	2,810	3,356,404
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	2,085	2,325,088
Transportation System, Series B, 5.25%, 6/15/36	2,690	2,971,912
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	570	670,764

		31,572,488
New York — 8.1%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,680	3,166,206

Municipal Bonds	Par (000)	Value
New York (continued)
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	$2,000	$2,114,280
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	832	967,070
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	3,130,871
5.25%, 11/15/39	910	1,114,377
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,513,289
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	4,320	5,008,824
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	365	428,649
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	910	1,086,504
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,930	2,342,943
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	1,080	1,203,109
5.00%, 8/01/31	1,215	1,335,783
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,145	1,169,503
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,918,362
Special Project, 6.00%, 12/01/36	1,410	1,658,992
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,500	2,512,500

		30,671,262
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,113,320
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (a)	1,525	1,700,406
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	1,530	1,746,724
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	625	721,900

		5,282,350
Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	3,550	3,530,120
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,840,942
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	808,335
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	3,257,804
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	870	983,874

		12,421,075

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	$2,500	$2,728,725
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	685	768,461
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,300,038
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	3,030	3,562,371
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,415,374

		10,774,969
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	890	999,096
Series A, 5.00%, 6/01/40	800	891,008
Series B, 4.50%, 6/01/45	2,850	3,049,757
Series B, 5.00%, 6/01/50	3,175	3,404,838

		8,344,699
South Carolina — 3.9%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	3,595	4,068,749
AMT, 5.25%, 7/01/55	1,390	1,623,645
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	4,170	5,007,211
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,385	4,081,058

		14,780,663
Tennessee — 0.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,685,899
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	740	886,809

		2,572,708
Texas — 11.5%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	2,400	84,000
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (a)	2,350	2,881,993
Sub-Lien, 5.00%, 1/01/33	390	444,074
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	630	736,546
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	665	776,341
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (a)	765	892,135
5.00%, 10/01/35	885	1,023,113
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,816,219
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	460	521,723
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	8,665	9,877,927
6.00%, 11/15/35	480	549,269

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	$485	$597,059
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/36 (c)	25,375	9,282,936
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	6,055	2,766,287
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (a)	4,085	4,900,774
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,597,450
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,657,835

		43,405,681
Utah — 0.1%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	435	438,789
Virginia — 1.3%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,755	2,009,247
6.00%, 1/01/37	2,585	3,079,355

		5,088,602
Washington — 4.0%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 8/01/36	5,050	5,865,575
Grant County Public Utility District No 2, Refunding RB, Series A:
5.00%, 1/01/41	2,035	2,463,653
5.00%, 1/01/43	2,335	2,822,501
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	815	956,109
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,950,626

		15,058,464
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	1,027,345
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,955	2,141,311

		3,168,656
Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,762,934
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	847,328
5.50%, 1/01/38	750	794,370

		5,404,632
Total Municipal Bonds — 121.8%		460,982,185

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Alabama — 1.2%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	$1,820	$2,039,801
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (a)	2,519	2,542,593

		4,582,394
California — 5.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	2,850	3,112,884
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	10,335	11,646,098
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,530	2,634,666
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	2,082,447

		19,476,095
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (a):
Series C-3, 5.10%, 4/29/18	4,230	4,544,416
Series C-7, 5.00%, 5/01/18	2,710	2,907,586

		7,452,002
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,179	5,350,943
Series X-3, 4.85%, 7/01/37	5,143	5,319,112

		10,670,055
Georgia — 1.3%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	5,028,904
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,461	2,903,689
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (a)(h)	2,219	2,493,004
New York — 12.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,928,624
Series HH, 5.00%, 6/15/31 (h)	9,150	10,829,757
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	1,750	2,062,991
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	5,120	6,410,753
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	13,945,479

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	$7,040	$8,454,931
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,790	3,460,855

		47,093,390
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,740	3,338,252
Texas — 3.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,660	3,182,504
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,360,175
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,347	4,004,354

		11,547,033
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,959	4,349,568
Virginia — 1.7%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	5,909	6,353,218
Washington — 3.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	3,029	3,186,516
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (a)	8,113	8,950,980

		12,137,496
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.3%		137,425,100
Total Long-Term Investments (Cost — $538,818,350) — 158.1%		598,407,285

Short-Term Securities — 0.9%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (i)(j)	3,509,584	3,509,584
Total Short-Term Securities (Cost — $3,509,584) — 0.9%		3,509,584
Total Investments (Cost — $542,327,934) — 159.0%		601,916,869
Other Assets Less Liabilities — 1.4%		5,174,601
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.4)%		(77,185,964)
Loan for TOB Trust Certificates — 0.0%		(33,182)
VMTP Shares, at Liquidation Value — (40.0)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$378,572,324

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

(e)	Non-income producing security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November, 15, 2019, is $ 14,505,594.

(i)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,509,584	3,509,584	$3,509,584	$3,036
FFI Institutional Tax-Exempt Fund	11,886,794	(11,886,794)	—	—	422
Total				$3,509,584	$3,458

(j)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(34)	5-Year U.S. Treasury Note	December 2016	$4,122,500	$6,328
(67)	10-Year U.S. Treasury Note	December 2016	$8,771,766	20,452
(57)	Long U.S. Treasury Bond	December 2016	$9,711,375	12,279
(18)	Ultra U.S. Treasury Bond	December 2016	$3,374,437	(12,288)
Total				$26,771

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$39,059	—	$39,059
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,288	—	$12,288

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(679,542)	—	$(679,542)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(11,144)	—	$(11,144)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	41

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,700,238

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$598,407,285		$598,407,285
Short-Term Securities	$3,509,584	—	—	3,509,584

Total	$3,509,584	$598,407,285	—	$601,916,869

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$39,059	—	—	$39,059
Liabilities:
Interest rate contracts	(12,288)	—	—	(12,288)

Total	$26,771	—	—	$26,771

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,000	—	—	$5,000
Cash pledged for futures contracts	414,800	—	—	414,800
Liabilities:
Loan for TOB Trust Certificates	—	$(33,182)	—	(33,182)
TOB Trust Certificates	—	(77,097,347)	—	(77,097,347)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

Total	$419,800	$(228,430,529)	—	$(228,010,729)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$10,995	$12,567,945
6.13%, 6/01/19	4,980	5,709,371
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, Series B, 5.00%, 11/15/46	775	947,003
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	2,021,408

		21,245,727
California — 22.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,742,781
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,424,937
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	3,330	4,074,155
2nd, 5.25%, 5/01/33	2,600	3,078,530
5.00%, 5/01/44	3,430	3,998,728
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1,
5.25%, 7/01/38	5,000	5,403,650
5.63%, 12/01/33	2,450	2,810,346
5.75%, 12/01/36	3,285	3,757,383
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,260,123
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,078,576
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	4,365	5,550,490
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	9,500	9,893,015
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,928,196
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	4,110	5,026,818
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/19 (a)	2,000	2,269,860
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	17,118,900
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,659,470
5.50%, 11/01/31	2,615	3,280,753
5.50%, 11/01/33	2,000	2,509,180
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	2,240	2,776,054
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	1,685	2,092,484
University of California, Refunding RB:
Series K, 4.00%, 5/15/36	5,665	6,450,735
The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	14,908,495

		132,093,659
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	2,700	3,270,105
5.50%, 11/15/30	1,040	1,252,982
5.50%, 11/15/31	1,250	1,502,212

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	$5,925	$6,759,536

		12,784,835
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18 (a)	3,000	3,332,550
Florida — 7.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,539,313
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,452,797
5.25%, 10/01/30	3,255	3,854,180
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	8,226,983
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	680	693,070
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	325	330,047
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	3,145	3,709,559
Series B, AMT, 6.25%, 10/01/38	1,405	1,785,811
Series B, AMT, 6.00%, 10/01/42	1,885	2,317,683
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,530,502
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A (AGM), AMT, 5.50%, 10/01/18 (a)	2,250	2,470,252
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	5,465	6,398,750
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,910,861

		45,219,808
Hawaii — 1.9%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,634,513
5.25%, 8/01/26	2,500	3,024,475
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	5,985	7,024,235

		11,683,223
Illinois — 21.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	7,395	8,647,639
Series C, 6.50%, 1/01/41	16,800	20,381,928
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	7,791,160
5.50%, 1/01/32	6,275	7,447,860
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	8,020	9,170,629
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309,
Series A (AGC), 6.00%, 12/01/18 (a)	6,000	6,712,920
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,182,715
Sales Tax Receipts, 5.25%, 12/01/40	10,960	12,165,929

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	43

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	$7,735	$8,401,602
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	5,395	6,286,793
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,795,120
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,127,129
6.00%, 6/01/28	1,245	1,489,842
State of Illinois, GO:
5.25%, 2/01/32	5,525	6,216,896
5.50%, 7/01/33	7,820	8,884,928
5.50%, 7/01/38	1,295	1,459,517
State of Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/18 (a)	10,000	10,882,400

		128,045,007
Indiana — 3.5%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	1,240	1,403,606
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,810,935
5.25%, 1/01/33	1,500	1,805,625
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,693,505

		20,713,671
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	555,910
Series A-2, 6.00%, 1/01/23	720	798,746
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	3,735	4,105,512

		5,460,168
Massachusetts — 0.2%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,190,290
Michigan — 3.5%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	6,320	7,095,148
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,997,370
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	5,780	6,654,803

		20,747,321
Minnesota — 1.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	8,375	9,330,587
Mississippi — 2.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	8,686,141
Special Obligation, 6.75%, 12/01/31	3,775	5,087,341
Special Obligation, 6.75%, 12/01/33	2,350	3,166,954

		16,940,436

Municipal Bonds	Par (000)	Value
Nevada — 5.2%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	$11,175	$12,524,605
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	11,245	12,029,901
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19 (a)	5,850	6,591,838

		31,146,344
New Jersey — 6.3%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	7,000	8,126,790
Private Activity Bond, The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	2,425	2,821,778
School Facilities Construction (AGC), 6.00%, 12/15/34	70	78,007
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	7,295,600
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	3,600	4,099,248
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	6,039,562
Series AA, 5.50%, 6/15/39	8,175	9,335,196

		37,796,181
New York — 10.6%
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,400,675
Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	3,475	4,094,801
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,000	4,511,400
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,782,680
Series A-1, 5.25%, 11/15/39	4,490	5,494,907
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/35	14,375	17,842,825
Series C-1, 5.25%, 11/15/56	5,410	6,774,348
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,709,900

		63,611,536
Ohio — 1.5%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/31	5,145	6,271,240
5.25%, 2/15/32	2,250	2,734,853

		9,006,093
Pennsylvania — 1.4%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/16 (a)	4,945	5,013,389
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,531,810

		8,545,199
South Carolina — 6.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	8,343,655

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds	Par (000)	Value
South Carolina (continued)
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	$4,490	$5,404,927
5.50%, 7/01/38	3,000	3,526,980
6.00%, 7/01/38	5,270	6,373,960
5.50%, 7/01/41	4,170	4,908,215
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,445	4,039,538
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	5,500	6,630,965

		39,228,240
Texas — 13.6%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	5,095,920
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	8,940	10,191,421
6.00%, 5/15/19 (a)	12,030	13,713,959
6.00%, 11/15/35	670	766,688
6.00%, 11/15/36	495	566,434
5.38%, 11/15/38	265	294,863
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,450	1,621,274
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	3,895	4,274,918
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	6,228,061
Series H, 5.00%, 11/01/37	4,575	5,202,050
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,567,158
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,581,897
Series K-1 (AGC), 5.75%, 1/01/19 (a)	12,150	13,564,503
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	8,724,026

		81,393,172
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	2,054,937
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	4,865,235

		6,920,172
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,901,274
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,860,947

		8,762,221
Total Municipal Bonds — 119.2%		715,196,440

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 7.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB:
7.51%, 11/15/46	13,510	33,026,749
Ascension Health, Senior Credit, Series C, 5.00%, 11/15/46	11,920	14,611,894

		47,638,643

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California — 5.2%
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	$2,400	$2,689,368
State of California, GO, Refunding Various Purposes, 4.00%, 9/01/34	13,790	15,728,736
University of California, Refunding RB, 5.00%, 5/15/38	10,000	12,494,200

		30,912,304
Florida — 1.9%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,560,567
Indiana — 1.8%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/01/18 (a)	9,850	10,605,495
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	444,020
Massachusetts — 2.8%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 9/01/42	15,000	16,824,750
Nevada — 2.4%
County of Clark Nevada Water Reclamation District, GO (a):
Limited Tax, 6.00%, 7/01/18	8,000	8,781,760
Series B, 5.50%, 7/01/19	5,008	5,678,590

		14,460,350
New Jersey — 3.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,398	7,860,150
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,359,120
Series B, 5.25%, 6/15/36 (c)	2,961	3,270,958

		19,490,228
New York — 10.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,995	5,633,611
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,176,716
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	9,249	10,904,381
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	16,670,045
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	9,848,073
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	14,989,455

		64,222,281
Texas — 7.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (a)(c)	12,027	13,340,821
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,492,519

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	45

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Texas (continued)
State of Texas, GO, Texas Transportation Commission, Highway Improvement, 5.00%, 4/01/43	$15,550	$19,278,112

		44,111,452
Utah — 2.7%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,373	7,002,145
County of Utah Utah, RB, IHS Health Services, Inc., Series B, 5.00%, 5/15/46	7,500	9,142,800

		16,144,945
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.1%		276,415,035
Total Long-Term Investments (Cost — $890,599,486) — 165.3%		991,611,475

Short-Term Securities — 0.6%	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (d)(e)	3,476,692	$3,476,692
Total Short-Term Securities (Cost — $3,476,692) — 0.6%		3,476,692
Total Investments (Cost — $894,076,178) — 165.9%		995,088,167
Other Assets Less Liabilities — 1.7%		10,451,807
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(131,430,430)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.7)%		(274,179,276)

Net Assets Applicable to Common Shares — 100.0%		$599,930,268

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2017 to November, 15, 2019, is $19,881,957.

(d)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,476,692	3,476,692	$3,476,692	$4,354
FFI Institutional Tax-Exempt Fund	3,674,880	(3,674,880)	—	—	392
Total				$3,476,692	$4,746

(e)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(49)	5-Year U.S. Treasury Note	December 2016	$5,941,250	$9,119
(118)	10-Year U.S. Treasury Note	December 2016	$15,448,781	36,020
(72)	Long U.S. Treasury Bond	December 2016	$12,267,000	15,511
(15)	Ultra U.S. Treasury Bond	December 2016	$2,812,031	(10,240)
Total				$50,410

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$60,650	—	$60,650
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$10,240	—	$10,240

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,478,934)	—	$(1,478,934)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(163,468)	—	$(163,468)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$ 32,003,900

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$991,611,475	—	$991,611,475
Short-Term Securities	$3,476,692	—	—	3,476,692

Total	$3,476,692	$991,611,475	—	$995,088,167

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$60,650	—	—	$60,650
Liabilities:
Interest rate contracts	(10,240)	—	—	(10,240)

Total	$50,410	—	—	$50,410

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for Future Contracts	$538,150	—	—	$538,150
Liabilities:
TOB Trust Certificates	—	$(131,279,327)	—	(131,279,327)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

Total	$538,150	$(405,879,327)	—	$(405,341,177)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	47

Schedule of Investments August 31, 2016	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$2,136,325
5.38%, 12/01/35	1,000	1,158,400
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	7,610	9,036,951

		12,331,676
Alaska — 0.7%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,590,460
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	1,223,375

		4,813,835
Arizona — 3.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,253,020
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,580,044
6.88%, 7/01/44	3,440	4,005,329
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	600	660,186
Basis Schools, Inc. Projects, 5.00%, 7/01/45	760	827,853
Legacy Traditional School Projects, 5.00%, 7/01/45	700	750,008
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,722,664
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,725	7,356,396

		22,155,500
California — 7.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,672,300
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,700,120
California Health Facilities Financing Authority, Refunding RB, Dignity Health, Series A, 6.00%, 7/01/34	1,055	1,205,496
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,338,744
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.14%, 5/01/17 (b)	5,710	5,708,629
Los Angeles Community College District, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (c)	9,585	11,066,074
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 8/01/40	1,000	1,216,530
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (d)	10,000	3,914,200
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	11,097,709

		47,919,802
Colorado — 1.8%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,768,275
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/45	7,000	7,994,840

Municipal Bonds	Par (000)	Value
Colorado (continued)
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	$1,000	$1,071,690
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	440,294

		12,275,099
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,808,300
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	460,360
5.25%, 10/01/44	650	723,586

		1,183,946
Florida — 9.1%
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 4.00%, 11/01/40	1,770	1,874,908
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	2,345	2,576,358
County of Miami-Dade Florida, GO, Building Better Communities Program (c):
Series B, 6.38%, 7/01/18	4,630	5,114,946
Series B-1, 5.63%, 7/01/18	5,000	5,455,450
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	4,410,487
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,360,600
Series A-1, 5.38%, 10/01/41	10,290	11,796,250
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	4,625	5,501,345
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	10,143,508
Orange County Health Facilities Authority, Refunding RB:
Series A, 5.00%, 10/01/39	2,000	2,437,180
Series B, 5.00%, 10/01/44	1,000	1,211,650

		60,882,682
Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,209,228
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	4,100,788
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,752,809

		9,062,825
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,721,150
Illinois — 10.4%
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,640	4,933,944
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,349,759
City of Chicago Illinois Wastewater Transmission, Refunding RB, 2nd Lien, Series C, 5.00%, 1/01/39	1,000	1,151,240
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	1,330	1,421,464

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	$5,000	$5,812,750
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (c)	9,700	10,918,805
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	2,034,954
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,000	10,369,980
OSF Healthcare System, Series A, 6.00%, 5/15/39	4,990	5,792,392
Presence Health Network, Series C, 4.00%, 2/15/41	3,850	3,899,280
Presence Health Network, Series C, 5.00%, 2/15/41	1,850	2,112,089
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,165,166
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,930	2,180,784
Series C (NPFGC), 7.75%, 6/01/20	2,865	3,281,342
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,021,300

		69,445,249
Indiana — 1.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,825,212
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	2,640	2,988,322
Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 3/01/39	3,000	3,558,510

		9,372,044
Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,846,860
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	1,500	1,510,740
Series C, 5.63%, 6/01/46	2,500	2,506,450

		8,864,050
Kansas — 0.7%
Wyandotte County-Kansas City Unified Government Utility System, RB, Series A, 5.00%, 9/01/40	3,700	4,421,611
Kentucky — 3.4%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., 4.00%, 10/01/35	4,265	4,703,954
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,110,910
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/19 (c)	8,000	8,999,040
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/27	7,000	7,756,350

		22,570,254

Municipal Bonds	Par (000)	Value
Louisiana — 3.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$2,615	$3,135,280
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (b)	2,210	2,456,260
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,870,004
5.25%, 5/15/32	4,375	5,030,944
5.25%, 5/15/33	4,750	5,424,073
5.25%, 5/15/35	1,500	1,711,380

		21,627,941
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,506,300
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,192,106

		6,698,406
Maryland — 2.9%
Maryland Community Development Administration, HRB, S/F Housing, Series H, AMT, 5.10%, 9/01/37	1,405	1,417,364
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,313,343
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,362,940
Meritus Medical Center Issue, 5.00%, 7/01/40	6,350	7,507,160
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,278,689
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,279,844

		19,159,340
Massachusetts — 3.2%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	1,100	1,156,914
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 4.00%, 10/01/46	1,820	1,917,297
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,865	2,943,616
S/F Housing, Series 130, 5.00%, 12/01/32	2,055	2,066,672
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	5,400	5,811,210
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (e)	6,685	7,241,660

		21,137,369
Michigan — 3.5%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	2,500	2,806,625
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	8,022,743
McLaren Health Care, 5.75%, 5/15/18 (c)	7,285	7,912,821
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	4,100	4,720,535

		23,462,724

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	49

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
Minnesota — 0.2%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	$1,500	$1,634,685
Mississippi — 4.7%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	11,419,497
Series B, 6.70%, 4/01/22	4,500	5,566,365
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	9,305	9,649,285
Mississippi Development Bank, Refunding RB, Municipal Energy Agency Of Mississippi, Series A (AGM), 4.00%, 3/01/41	4,500	4,873,455

		31,508,602
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,985,044
New Hampshire — 0.7%
New Hampshire Housing Finance Authority, Refunding RB, S/F Housing, Acquisition, Series H, AMT, 5.15%, 1/01/40	4,795	4,864,336
New Jersey — 8.8%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	1,400	1,479,828
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,776,911
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,050	1,220,615
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	10,000	11,609,700
School Facilities Construction, Series UU, 5.00%, 6/15/40	3,390	3,772,968
New Jersey EDA, Refunding RB:
5.25%, 6/15/19 (c)	2,650	2,977,116
5.25%, 12/15/33	7,350	7,973,721
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	165	170,834
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	7,260	2,831,110
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	9,881,900
Transportation Program, Series AA, 5.25%, 6/15/41	780	900,978
Transportation Program, Series AA, 5.00%, 6/15/44	4,450	4,962,418
Transportation System, Series B, 5.50%, 6/15/31	8,000	9,092,000

		58,650,099
New York — 7.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	545	626,554
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,150	4,680,578
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,500	3,699,990
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,435	4,435,177

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/18(c)	$2,595	$2,910,837
6.50%, 11/15/18(c)	11,135	12,551,149
6.25%, 11/15/23	650	728,715
6.50%, 11/15/28	3,790	4,267,881
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2 (a):
5.15%, 11/15/34	460	540,215
5.38%, 11/15/40	1,145	1,367,084
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A (AMT), 5.00%, 7/01/46	2,400	2,758,056
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	2,050	2,283,680
5.00%, 8/01/31	2,305	2,534,140
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,723,907

		47,107,963
Ohio — 3.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,243,086
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,924,065
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,394,880
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	9,230	11,003,637
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	6,091,556

		24,657,224
Pennsylvania — 4.5%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	1,235	1,237,038
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,183,000
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	4,170	4,361,486
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	218,934
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	2,565	3,025,289
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118B, 4.05%, 10/01/40	3,850	4,141,753
Pennsylvania Turnpike Commission, RB, Series A-1, 5.00%, 12/01/46	9,840	11,768,345

		29,935,845
Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation Group:
4.00%, 5/15/36	685	736,902
5.00%, 5/15/39	1,425	1,683,125
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	6,820	7,298,014
5.00%, 6/01/50	2,000	2,144,780

		11,862,821

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
South Carolina — 0.7%
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	$3,800	$4,581,394
Texas — 10.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (f)(g)	3,055	106,925
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/40	1,215	1,437,466
5.00%, 1/01/45	3,500	4,122,755
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/21 (c)	1,000	1,205,180
6.00%, 1/01/21 (c)	4,300	5,227,854
Series A, 5.00%, 1/01/43	6,925	7,846,233
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	3,022,590
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	850	1,047,497
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (c):
7.13%, 12/01/18	3,500	4,001,235
7.25%, 12/01/18	5,400	6,188,346
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (c):
6.00%, 8/15/20	370	443,889
6.00%, 8/15/20	4,630	5,554,611
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	875	1,007,221
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/19 (c)	925	1,071,002
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,100	1,248,390
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	500	570,695
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,887,728
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,107,520
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 1/01/19 (c)	2,845	3,209,046
1st Tier System, 6.25%, 1/01/39	655	730,227
5.00%, 1/01/38	5,000	5,934,900
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	8,000	9,593,200
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,563,735

		72,128,245
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,386
Virginia — 3.7%
City of Portsmouth Virginia, GO, Refunding Series D:
5.00%, 7/15/20 (c)	3,030	3,516,376
5.00%, 7/15/34	75	85,876

Municipal Bonds	Par (000)	Value
Virginia (continued)
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc. (c):
5.13%, 10/01/17	$2,000	$2,098,120
5.13%, 10/01/17	6,015	6,310,096
Tobacco Settlement Financing Corp., Refunding RB, Convertible, Senior, Series B2, 5.20%, 6/01/46	3,750	3,738,975
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
6.00%, 1/01/37	2,620	3,121,049
5.50%, 1/01/42	5,140	5,935,775

		24,806,267
Washington — 2.0%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,839,268
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,744,590
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	265	285,503
7.00%, 7/01/45	590	641,525

		13,510,886
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	2,500	2,777,275
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,633,628
Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	5,047,155
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,500	2,635,350

		7,682,505
Total Municipal Bonds — 110.2%		735,271,008

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,883,355
California — 3.4%
University of California, RB, General, Series O (c):
5.25%, 5/15/19	5,675	6,374,784
5.25%, 5/15/19	11,090	12,457,508
5.25%, 5/15/19	3,235	3,633,908

		22,466,200
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	12,431,280
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (c)	7,495	8,247,995

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	51

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Florida — 2.5%
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	$14,747	$16,844,825
Illinois — 4.7%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (c)	10,000	11,018,800
State of Illinois Toll Highway Authority, RB, Series B, Senior:
Priority, 5.50%, 1/01/18 (c)	6,999	7,454,440
5.00%, 1/01/40	10,976	13,196,741

		31,669,981
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/39	9,195	10,436,141
Maryland — 0.8%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	4,710	5,055,384
Nevada — 2.7%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (c)	15,789	18,012,755
New York — 5.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 6/15/18 (c)	3,556	3,824,247
5.00%, 6/15/37	20,643	22,201,576
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	10,000	12,009,845

		38,035,668
North Carolina — 2.7%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	12,724,031
Wake Forest University, 5.00%, 1/01/19 (c)	5,000	5,497,900

		18,221,931
Ohio — 2.1%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,668,224
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	9,415,280

		14,083,504
Oregon — 1.8%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	11,425	12,178,932
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, 5.00%, 8/15/38	3,920	4,660,370

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 7.3%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	$8,333	$9,054,352
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,364,980
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27	20,970	27,469,861
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	1,096	1,107,805

		48,996,998
Virginia — 2.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,362,513
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	7,999	9,408,063
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,645,215

		17,415,791
Washington — 5.9%
Central Puget Sound Regional Transit Authority, RB, Series A (c):
5.00%, 11/01/17	5,500	5,785,285
5.00%, 11/01/17	5,500	5,785,285
(AGM), 5.00%, 11/01/17	14,007	14,733,691
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	13,039,000

		39,343,261
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.2%		321,984,371
Total Long-Term Investments (Cost — $951,257,483) — 158.4%		1,057,255,379

Short-Term Securities — 4.5%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (j)(k)	6,852,839	6,852,839
Total Short-Term Securities (Cost — $6,852,839) — 1.0%		6,852,839
Total Investments (Cost — $958,110,322) — 159.4%		1,064,108,218
Other Assets Less Liabilities — 1.4%		9,425,693
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(162,144,646)
VMTP Shares, at Liquidation Value — (36.5)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$667,589,265

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

(d)	Zero-coupon bond.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Issuer filed for bankruptcy and/or is in default

(g)	Non-income producing security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2019 is $5,295,486.

(j)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Net Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	6,852,839	6,852,839	$6,852,839	$12,833
FFI Institutional Tax-Exempt Fund	8,611,512	(8,611,512)	—	—	459
Total				$6,852,839	$13,292

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(47)	5-Year U.S. Treasury Note	December 2016	$5,698,750	$8,747
(101)	10-Year U.S. Treasury Note	December 2016	$13,223,109	30,831
(63)	Long U.S. Treasury Bond	December 2016	$10,733,625	13,572
(17)	Ultra U.S. Treasury Bond	December 2016	$3,186,969	(11,606)
Total				$41,544

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$53,150	—	$53,150
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$11,606	—	$11,606

[1]    Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,205,777)	—	$(1,205,777)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(7,518)	—	$(7,518)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$27,914,094

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	53

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,057,255,379	—	$1,057,255,379
Short-Term Securities	6,852,839	—	—	6,852,839

Total	$6,852,839	$1,057,255,379	—	$1,064,108,218

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$53,150	—	—	$53,150
Liabilities:
Interest rate contracts	(11,606)	—	—	(11,606)

Total	$41,544	—	—	$41,544

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$488,500	—	—	$488,500
Liabilities:
TOB Trust Certificates	—	(161,957,415)	—	(161,957,415)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

Total	$488,500	$(405,757,415)	—	$(405,268,915)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2016

Statements of Assets and Liabilities

August 31, 2016	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Assets
Investments at value — unaffiliated[1]	$291,202,891	$231,101,440	$657,920,951	$598,407,285
Investments at value — affiliated[2]	2,139,553	704,474	3,605,050	3,509,584
Cash	—	—	—	5,000
Cash pledged for futures contracts	297,050	145,800	430,050	414,800
Receivables:
Interest	3,024,947	2,366,710	6,548,640	7,004,904
Investments sold	1,208,615	1,540,940	—	200,000
TOB Trust	—	—	—	—
Dividends — affiliated	616	61	945	1,147
Prepaid expenses	24,434	24,066	26,786	27,069

Total assets	297,898,106	235,883,491	668,532,422	609,569,789

Accrued Liabilities
Payables:
Investments purchased	3,578,426	5,710,796	—	—
Income dividends — Common Shares	788,747	599,335	1,742,814	1,726,542
Investment advisory fees	318,511	211,066	617,687	562,289
Officer’s and Trustees’ fees	28,847	21,282	66,889	60,532
Interest expense and fees	20,605	42,195	128,071	88,617
Variation margin on futures contracts	7,359	2,937	8,859	9,719
Other accrued expenses	94,736	79,545	128,713	119,237

Total accrued liabilities	4,837,231	6,667,156	2,693,033	2,566,936

Other Liabilities
TOB Trust Certificates	25,054,116	42,089,435	100,250,291	77,097,347
Loan for TOB Trust Certificates	—	—	—	33,182
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	—	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	104,954,116	84,289,435	237,450,291	228,430,529

Total liabilities	109,791,347	90,956,591	240,143,324	230,997,465

Net Assets Applicable to Common Shareholders	$188,106,759	$144,926,900	$428,389,098	$378,572,324

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$149,445,171	$124,019,631	$371,434,679	$333,228,292
Undistributed net investment income	2,495,048	1,681,136	3,346,244	3,728,046
Undistributed net realized gain (accumulated net realized loss)	2,412,825	(5,579,015)	(19,904,124)	(17,999,720)
Net unrealized appreciation (depreciation)	33,753,715	24,805,148	73,512,299	59,615,706

Net Assets Applicable to Common Shareholders	$188,106,759	$144,926,900	$428,389,098	$378,572,324

Net asset value per common share	$17.89	$16.56	$16.22	$16.12

[1] Investments at cost — unaffiliated	$257,463,041	$206,309,197	$584,439,582	$538,818,350
[2] Investments at cost — affiliated	$2,139,553	$704,474	$3,605,050	$3,509,584
[3] Preferred Shares outstanding, par value $ 0.001 per share	799	422	1,372	1,513
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	10,516,620	8,749,418	26,406,273	23,490,373
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	55

Statements of Assets and Liabilities

August 31, 2016	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$991,611,475	$1,057,255,379
Investments at value — affiliated[2]	3,476,692	6,852,839
Cash	—	—
Cash pledged for futures contracts	538,150	488,500
Receivables:
Interest	11,264,007	12,813,172
Investments sold	10,278,489	538,579
TOB Trust	9,993,000	—
Dividends — affiliated	718	2,958
Prepaid expenses	30,230	37,275

Total assets	1,027,192,761	1,077,988,702

Accrued Liabilities
Payables:
Investments purchased	17,656,240	—
Income dividends — Common Shares	2,704,210	3,185,028
Investment advisory fees	861,441	905,615
Officer’s and Directors’ fees	269,713	163,305
Interest expense and fees	151,104	187,231
Variation margin on futures contracts	9,953	9,984
Other accrued expenses	151,229	190,859

Total accrued liabilities	21,803,890	4,642,022

Other Liabilities
TOB Trust Certificates	131,279,327	161,957,415
Loan for TOB Trust Certificates	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	274,179,276	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	—	243,800,000

Total other liabilities	405,458,603	405,757,415

Total liabilities	427,262,493	410,399,437

Net Assets Applicable to Common Shareholders	$599,930,268	$667,589,265

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$526,102,982	$585,297,538
Undistributed net investment income	8,655,522	5,598,133
Undistributed net realized gain (accumulated net realized loss)	(35,890,635)	(29,345,846)
Net unrealized appreciation (depreciation)	101,062,399	106,039,440

Net Assets Applicable to Common Shareholders	$599,930,268	$667,589,265

Net asset value per Common Share	$15.86	$10.38

[1] Investments at cost — unaffiliated	$890,599,486	$951,257,483
[2] Investments at cost — affiliated	$3,476,692	$6,852,839
[3] Preferred Shares outstanding, par value $ 0.001 per share	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	1,000,000	10,000,000
[5] Par value per Common Share	$0.10	$0.10
[6] Common Shares outstanding	37,821,114	64,342,976
[7] Common Shares authorized	unlimited	150,000,000

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2016

Statements of Operations

Year Ended August 31, 2016	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Investment Income
Interest — unaffiliated	$12,531,923	$9,507,864	$28,011,458	$27,690,114
Dividends — affiliated	3,073	771	4,067	3,458

Total income	12,534,996	9,508,635	28,015,525	27,693,572

Expenses
Investment advisory	1,824,776	1,214,717	3,583,233	3,250,842
Professional	62,093	57,701	84,979	79,707
Accounting services	42,598	33,157	58,948	58,948
Officer and Trustees	22,304	17,327	51,376	45,625
Transfer agent	25,653	21,735	39,966	37,574
Custodian	16,169	11,384	28,328	26,983
Registration	8,254	8,260	8,958	10,473
Printing	9,338	8,251	12,764	12,413
Liquidity fees	—	—	—	—
Remarketing fees on Preferred Shares	—	—	—	—
Rating agency	36,931	36,921	36,948	36,953
Miscellaneous	35,929	24,926	47,812	47,454

Total expenses excluding interest expense, fees and amortization of offering costs	2,084,045	1,434,379	3,953,312	3,606,972
Interest expense, fees and amortization of offering costs[1]	1,114,544	850,888	2,517,018	2,361,534

Total expenses	3,198,589	2,285,267	6,470,330	5,968,506
Less:
Fees waived by the Manager	(805)	(170)	(1,191)	(989)
Fees paid indirectly	(317)	(3)	(16)	(24)

Total expenses after fees waived and paid indirectly	3,197,467	2,285,094	6,469,123	5,967,493

Net investment income	9,337,529	7,223,541	21,546,402	21,726,079

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,235,919	659,562	633,841	795,264
Futures contracts	(780,272)	(393,970)	(964,944)	(679,542)

	2,455,647	265,592	(331,103)	115,722

Net change in unrealized appreciation (depreciation) on:
Investments	12,467,169	6,463,632	27,690,895	20,425,076
Futures contracts	(15,754)	(36,564)	(69,962)	(11,144)

	12,451,415	6,427,068	27,620,933	20,413,932

Net realized and unrealized gain	14,907,062	6,692,660	27,289,830	20,529,654

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$24,244,591	$13,916,201	$48,836,232	$42,255,733

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	57

Statements of Operations

Year Ended August 31, 2016	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest — unaffiliated	$42,004,353	$49,143,413
Dividends — affiliated	4,746	13,292

Total income	42,009,099	49,156,705

Expenses
Investment advisory	5,262,130	5,282,809
Professional	111,128	116,459
Accounting services	111,496	116,623
Officer and Trustees	93,084	89,245
Transfer agent	48,057	59,699
Custodian	41,095	41,787
Registration	12,880	28,592
Printing	15,490	16,092
Liquidity fees	28,043	—
Remarketing fees on Preferred Shares	27,534	—
Rating agency	36,993	36,980
Miscellaneous	52,732	62,111

Total expenses excluding interest expense, fees and amortization of offering costs	5,840,662	5,850,397
Interest expense, fees and amortization of offering costs[1]	3,863,312	4,319,737

Total expenses	9,703,974	10,170,134
Less:
Fees waived by the Manager	(285,982)	(3,964)
Fees paid indirectly	(16)	(513)

Total expenses after fees waived and paid indirectly	9,417,976	10,165,657

Net investment income	32,591,123	38,991,048

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,776,657	2,378,238
Futures contracts	(1,478,934)	(1,205,777)

	6,297,723	1,172,461

Net change in unrealized appreciation (depreciation) on:
Investments	19,547,077	21,963,284
Futures contracts	(163,468)	(7,518)

	19,383,609	21,955,766

Net realized and unrealized gain	25,681,332	23,128,227

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$58,272,455	$62,119,275

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2016

Statements of Changes in Net Assets

	BlackRock Municipal Bond Trust (BBK)		BlackRock Municipal Income Investment Quality Trust (BAF)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$9,337,529	$9,503,477	$7,223,541	$7,230,529
Net realized gain	2,455,647	1,548,099	265,592	106,639
Net change in unrealized appreciation (depreciation)	12,451,415	(1,236,436)	6,427,068	(1,665,179)

Net increase in net assets applicable to Common Shareholders resulting from operations	24,244,591	9,815,140	13,916,201	5,671,989

Distributions to Common Shareholders[1]
From net investment income	(9,449,507)	(10,250,183)	(7,192,022)	(7,192,022)
From net realized gain	(153,110)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(9,602,617)	(10,250,183)	(7,192,022)	(7,192,022)

Capital Share Transactions
Reinvestment of common distributions	101,508	—	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	14,743,482	(435,043)	6,724,179	(1,520,033)
Beginning of year	173,363,277	173,798,320	138,202,721	139,722,754

End of year	$188,106,759	$173,363,277	$144,926,900	$138,202,721

Undistributed net investment income, end of year	$2,495,048	$2,607,040	$1,681,136	$1,649,623

	BlackRock Municipal Income Quality Trust (BYM)		BlackRock Municipal Income Trust II (BLE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$21,546,402	$22,246,384	$21,726,079	$21,686,325
Net realized gain (loss)	(331,103)	(318,886)	115,722	(243,116)
Net change in unrealized appreciation (depreciation)	27,620,933	(8,510,641)	20,413,932	(4,296,064)

Net increase in net assets applicable to Common Shareholders resulting from operations	48,836,232	13,416,857	42,255,733	17,147,145

Distributions to Common Shareholders[1]
From net investment income	(21,983,222)	(22,656,582)	(21,868,068)	(22,592,238)

Capital Share Transactions
Reinvestment of common distributions	—	—	316,581	274,680

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	26,853,010	(9,239,725)	20,704,246	(5,170,413)
Beginning of year	401,536,088	410,775,813	357,868,078	363,038,491

End of year	$428,389,098	$401,536,088	$378,572,324	$357,868,078

Undistributed net investment income, end of year	$3,346,244	$3,852,733	$3,728,046	$3,870,037

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	59

Statements of Changes in Net Assets

	BlackRock MuniHoldings Investment Quality Fund (MFL)		BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$32,591,123	$33,545,462	$38,991,048	$39,487,957
Net realized gain	6,297,723	138,575	1,172,461	2,335,707
Net change in unrealized appreciation (depreciation)	19,383,609	(12,049,280)	21,955,766	(15,316,394)

Net increase in net assets applicable to Common Shareholders resulting from operations	58,272,455	21,634,757	62,119,275	26,507,270

Distributions to Common Shareholders[1]
From net investment income	(32,440,515)	(32,439,071)	(40,498,987)	(41,164,637)

Capital Share Transactions
Reinvestment of common distributions	212,833	—	3,079,538	624,769

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	26,044,773	(10,804,314)	24,699,826	(14,032,598)
Beginning of year	573,885,495	584,689,809	642,889,439	656,922,037

End of year	$599,930,268	$573,885,495	$667,589,265	$642,889,439

Undistributed net investment income, end of year	$8,655,522	$8,563,535	$5,598,133	$7,120,833

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2016

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Cash Provided by (Used For) Operating Activities
Net increase in net assets resulting from operations	$24,244,591	$13,916,201	$48,836,232	$42,255,733
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	80,795,282	61,356,435	68,641,651	43,073,923
Purchases of long-term investments	(88,775,972)	(70,613,581)	(66,965,517)	(59,611,116)
Net proceeds from sales of short-term securities	3,875,791	249,137	2,811,234	8,377,210
Amortization of premium and accretion of discount on investments and other fees	(574,633)	834,632	(1,086,371)	614,339
Net unrealized gain on investments	(12,467,169)	(6,463,632)	(27,690,895)	(20,425,076)
Net realized gain on investments	(3,235,919)	(659,562)	(633,841)	(795,264)
(Increase) decrease in assets:
Cash pledged for futures contracts	(77,000)	—	33,000	(161,000)
Receivables:
Interest — unaffiliated	89,923	(110,941)	(307,430)	(203,389)
Dividends — affiliated	(616)	(61)	(945)	(1,147)
Variation margin on futures contracts	22,923	14,063	53,392	26,456
Prepaid expenses	(1,912)	(1,871)	(2,190)	(2,130)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	17,718	12,776	20,168	21,928
Interest expense and fees	14,312	35,129	99,344	70,853
Officer’s and Directors’ fees	1,971	1,248	4,835	4,076
Other accrued expenses	4,670	(725)	(6,530)	(9,937)
Variation margin on futures contracts	7,359	2,937	8,859	9,719

Net cash provided by (used for) operating activities	3,941,319	(1,427,815)	23,814,996	13,245,178

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(9,500,676)	(7,192,022)	(22,128,457)	(21,679,108)
Proceeds from TOB Trust Certificates	5,559,569	8,620,058	14,587,783	8,439,274
Repayments of TOB Trust Certificates	(212)	(221)	(16,155,465)	(33,526)
Proceeds from Loan for TOB Trust Certificates	—	—	—	33,182
Repayments of Loan for TOB Trust Certificates	—	—	—	—
Increase (decrease) in bank overdraft	—	—	(118,857)	—
Amortization of deferred offering costs	—	—	—	—

Net cash provided by (used for) financing activities	(3,941,319)	1,427,815	(23,814,996)	(13,240,178)

Cash
Net increase in cash	—	—	—	5,000
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	$5,000

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,100,232	$815,759	$2,417,674	$2,290,681

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	101,508	—	—	316,581

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	61

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by (Used For) Operating Activities
Net increase in net assets resulting from operations	$58,272,455	$62,119,275
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	248,177,521	139,591,964
Purchases of long-term investments	(285,679,475)	(156,544,762)
Net proceeds from sales of short-term securities	138,081	1,758,673
Amortization of premium and accretion of discount on investments and other fees	3,252,588	1,847,374
Net unrealized gain on investments	(19,547,077)	(21,963,284)
Net realized gain on investments	(7,776,657)	(2,378,238)
(Increase) decrease in assets:
Cash pledged for futures contracts	41,000	(124,000)
Receivables:
Interest — unaffiliated	(576,791)	24,644
Dividends — affiliated	(718)	(2,958)
Variation margin on futures contracts	60,330	37,970
Prepaid expenses	45,471	(3,565)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(10,780)	26,567
Interest expense and fees	125,877	161,955
Officer’s and Directors’ fees	47,524	18,123
Other accrued expenses	(41,377)	(8,176)
Variation margin on futures contracts	9,953	9,984

Net cash provided by (used for) operating activities	(3,462,075)	24,571,546

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(32,226,728)	(37,660,695)
Proceeds from TOB trust certificates	47,828,568	15,590,935
Repayments of TOB trust certificates	(12,156,749)	(2,500,470)
Proceeds from Loan for TOB Trust Certificates	4,920,075	—
Repayments of Loan for TOB Trust Certificates	(4,920,075)	—
Increase (decrease) in bank overdraft	—	(1,316)
Amortization of deferred offering costs	16,984	—

Net cash provided by (used for) financing activities	3,462,075	(24,571,546)

Cash
Net increase in cash	—	—
Cash at beginning of year	—	—

Cash at end of year	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$3,720,451	$4,157,782

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	212,833	3,079,538

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.49	$16.54	$14.18	$16.79	$14.48

Net investment income[1]	0.89	0.90	0.97	0.96	1.01
Net realized and unrealized gain (loss)	1.42	0.03	2.43	(2.46)	2.37
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	2.31	0.93	3.40	(1.50)	3.37

Distributions to Common Shareholders:[2]
From net investment income	(0.90)	(0.98)	(0.96)	(0.97)	(1.06)
From net realized gain	(0.01)	—	(0.08)	(0.14)	—

Total distributions to Common Shareholders	(0.91)	(0.98)	(1.04)	(1.11)	(1.06)

Net asset value, end of year	$17.89	$16.49	$16.54	$14.18	$16.79

Market price, end of year	$18.22	$15.23	$15.59	$13.49	$17.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	14.53%	5.96%	25.27%	(9.52)%	23.96%

Based on market price	26.29%	3.83%	24.11%	(15.78)%	23.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.78%	1.73%	1.84% [5]	1.82%	1.69%	[4]

Total expenses after fees waived and paid indirectly	1.77%	1.73%	1.84% [5]	1.82%	1.64%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.16%	1.16%	1.19%	1.17%	1.18%	[4,6]

Net investment income	5.18%	5.41%	6.29%	5.85%	6.39%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.04%

Net investment income to Common Shareholders	5.18%	5.41%	6.29%	5.85%	6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$188,107	$173,363	$173,798	$149,003	$176,216

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,428	$316,975	$317,520	$286,487	$320,545

Borrowings outstanding, end of year (000)	$25,054	$19,495	$19,495	$17,039	$14,489

Portfolio turnover rate	29%	34%	32%	32%	46%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	63

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.80	$15.97	$13.83	$16.53	$14.50

Net investment income[1]	0.83	0.83	0.83	0.81	0.83
Net realized and unrealized gain (loss)	0.75	(0.18)	2.13	(2.68)	2.09
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.58	0.65	2.96	(1.87)	2.92

Distributions to Common Shareholders from net investment income[3]	(0.82)	(0.82)	(0.82)	(0.83)	(0.89)

Net asset value, end of year	$16.56	$15.80	$15.97	$13.83	$16.53

Market price, end of year	$15.79	$13.89	$14.18	$12.82	$16.24

Total Return Applicable to Common Shareholders[4]
Based on net asset value	10.57%	4.71%	22.67%	(11.69)%	20.76%

Based on market price	19.92%	3.68%	17.50%	(16.68)%	23.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.50%	1.58%	1.63%	1.49%	[5]

Total expenses after fees waived and paid indirectly	1.61%	1.50%	1.58%	1.63%	1.49%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.01%	1.00%	1.03%	1.03%	1.06%	[5,7]

Net investment income	5.09%	5.16%	5.56%	5.02%	5.31%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.02%

Net investment income to Common Shareholders	5.09%	5.16%	5.56%	5.02%	5.29%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$144,927	$138,203	$139,723	$120,962	$144,587

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$443,429	$427,495	$431,097	$386,639	$442,624

Borrowings outstanding, end of year (000)	$42,089	$33,470	$32,345	$33,845	$36,497

Portfolio turnover rate	29%	13%	26%	43%	51%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.21	$15.56	$13.46	$16.11	$14.09

Net investment income[1]	0.82	0.84	0.86	0.91	0.93
Net realized and unrealized gain (loss)	1.02	(0.33)	2.16	(2.62)	2.02
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.84	0.51	3.02	(1.71)	2.95

Distributions to Common Shareholders from net investment income[3]	(0.83)	(0.86)	(0.92)	(0.94)	(0.93)

Net asset value, end of year	$16.22	$15.21	$15.56	$13.46	$16.11

Market price, end of year	$15.55	$13.67	$13.96	$12.59	$16.73

Total Return Applicable to Common Shareholders[4]
Based on net asset value	12.71%	3.85%	23.69%	(11.13)%	21.54%

Based on market price	20.23%	4.03%	18.65%	(19.96)%	28.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	1.47%	1.55%	1.55%	1.46%	[5]

Total expenses after fees waived and paid indirectly	1.56%	1.47%	1.55%	1.55%	1.46%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.95%	0.96%	0.98%	0.96%	1.00%	[5,7]

Net investment income	5.19%	5.42%	5.89%	5.77%	6.12%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.03%

Net investment income to Common Shareholders	5.19%	5.42%	5.89%	5.77%	6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$428,389	$401,536	$410,776	$355,372	$424,785

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$412,237	$392,665	$399,399	$359,018	$409,610

Borrowings outstanding, end of year (000)	$100,250	$101,818	$93,816	$114,948	$105,454

Portfolio turnover rate	10%	12%	20%	24%	17%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	65

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.25	$15.48	$13.32	$16.10	$13.96

Net investment income[1]	0.93	0.92	0.93	0.97	1.02
Net realized and unrealized gain (loss)	0.87	(0.19)	2.22	(2.72)	2.14
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.80	0.73	3.15	(1.75)	3.15

Distributions to Common Shareholders from net investment income[2]	(0.93)	(0.96)	(0.99)	(1.03)	(1.01)

Net asset value, end of year	$16.12	$15.25	$15.48	$13.32	$16.10

Market price, end of year	$16.34	$14.18	$14.70	$13.20	$16.74

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.21%	5.01%	24.73%	(11.60)%	23.25%

Based on market price	22.33%	2.83%	19.52%	(15.75)%	26.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.62%	1.55%	1.64%	1.67%	1.55%	[4]

Total expenses after fees waived and paid indirectly	1.62%	1.55%	1.64%	1.67%	1.48%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.98%	0.98%	1.01%	1.00%	0.96%	[4,6]

Net investment income	5.90%	5.94%	6.49%	6.17%	6.74%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.03%

Net investment income to Common Shareholders	5.90%	5.94%	6.49%	6.17%	6.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$378,572	$357,868	$363,038	$312,329	$376,774

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$350,213	$336,529	$339,946	$306,430	$349,025

Borrowings outstanding, end of year (000)	$77,130	$68,692	$68,692	$73,531	$88,876

Portfolio turnover rate	7%	10%	16%	17%	24%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.18		$15.46	$13.27		$15.96	$14.00

Net investment income[1]	0.86		0.89	0.89		0.87	0.86
Net realized and unrealized gain (loss)	0.68		(0.31)	2.16		(2.66)	2.02

Net increase (decrease) from investment operations	1.54		0.58	3.05		(1.79)	2.88

Distributions to Common Shareholders from net investment income[2]	(0.86)		(0.86)	(0.86)		(0.90)	(0.92)

Net asset value, end of year	$15.86		$15.18	$15.46		$13.27	$15.96

Market price, end of year	$15.86		$14.06	$13.92		$12.59	$16.13

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.56%		4.29%	24.24%		(11.70)%	21.22%

Based on market price	19.37%		7.28%	17.91%		(17.11)%	23.93%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65%		1.54%	1.64%		1.71%	1.87%

Total expenses after fees waived and paid indirectly	1.60%		1.49%	1.57%		1.62%	1.80%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.94%	[5]	0.95% [5]	1.19%	[5]	1.29% [5]	1.39%	[5]

Net investment income	5.54%		5.73%	6.18%		5.55%	5.76%

Net investment income to Common Shareholders	5.54%		5.73%	6.18%		5.55%	5.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$599,930		$573,885	$584,690		$501,810	$602,780

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600		$274,600	$274,600		$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$318,474		$308,990	$312,924		$282,742	$319,152

Borrowings outstanding, end of year (000)	$131,279		$85,502	$89,157		$95,959	$131,323

Portfolio turnover rate	27%		13%	25%		59%	44%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%, 0.94%, 0.95%, 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	67

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.04	$10.27	$9.14	$10.68	$9.55

Net investment income[1]	0.61	0.62	0.63	0.67	0.69
Net realized and unrealized gain (loss)	0.36	(0.21)	1.18	(1.50)	1.16
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.97	0.41	1.81	(0.83)	1.84

Distributions to Common Shareholders from net investment income[2]	(0.63)	(0.64)	(0.68)	(0.71)	(0.71)

Net asset value, end of year	$10.38	$10.04	$10.27	$9.14	$10.68

Market price, end of year	$10.77	$9.65	$9.83	$8.91	$11.28

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.96%	4.27%	20.70%	(8.39)%	19.85%

Based on market price	18.70%	4.71%	18.50%	(15.45)%	24.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.43%	1.49%	1.54%	1.51%	[4]

Total expenses after fees waived and paid indirectly	1.55%	1.43%	1.49%	1.54%	1.51%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[5]	0.89%	0.89%	0.91%	0.91%	0.98%	[4,6]

Net investment income	5.95%	6.03%	6.53%	6.43%	6.79%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.05%

Net investment income to Common Shareholders	5.95%	6.03%	6.53%	6.43%	6.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$667,589	$642,889	$656,922	$584,718	$679,207

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$373,827	$363,695	$369,451	$339,835	$378,592

Borrowings outstanding, end of year (000)	$161,957	$148,867	$145,111	$149,085	$199,256

Portfolio turnover rate	13%	18%	14%	11%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Non-diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Non-diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Non-diversified

The Boards of Trustees/Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Trusts have adopted the Financial Accounting Standards Board Accounting Standards Update, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Trusts.

ANNUAL REPORT	AUGUST 31, 2016	69

Notes to Financial Statements (continued)

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

MFL
Deferred offering costs	$420,724
Amortization of deferred offering costs	$16,984

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

70	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating Trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended August 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. The Trusts’ management believes that a Trust’s restrictions on borrowings do not apply to the a Trust‘s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for

ANNUAL REPORT	AUGUST 31, 2016	71

Notes to Financial Statements (continued)

financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust‘s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended August 31, 2016, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at period end	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$46,726,923	$25,054,116	0.57% - 0.74%	$20,708,559	0.86%
BAF	$80,099,869	$42,089,435	0.58% - 0.76%	$36,926,138	0.88%
BYM	$177,688,114	$100,250,291	0.58% - 0.90%	$98,854,657	0.84%
BLE	$137,425,100	$77,097,347	0.58% - 0.71%	$71,851,971	0.83%
MFL	$276,415,035	$131,279,327	0.58% - 0.81%	$93,628,997	0.91%
MVF	$321,984,371	$161,957,415	0.58% - 0.71%	$157,631,492	0.83%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts for such reimbursements as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trusts will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2016.

72	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

For the year ended August 31, 2016, the following table is a summary of BLE’s Loan for TOB Trust Certificates:

	Loan for TOB Trust Certificates	Interest Rate	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
BLE	$33,182	0.25%	$4,080	0.78%
MFL	—	—	$1,102,312	0.85%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BBK pays the Manager a monthly fee based on an annual rate of 0.65% of the average weekly value of the Trust’s managed assets. For such services, BAF, BYM and BLE each pays the Manager a monthly fee based on an annual rate of 0.55% of the average weekly value of the Trust’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net assets.

For such services, MFL and MVF each pays the Manager a monthly fee based on an annual rate of 0.55% and 0.50%, respectively, of the average daily value of the Trust’s net assets. For purposes of calculating these fees, “net assets” means the total assets of the Trust minus the sum of the accrued liabilities. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net assets.

Waivers: The Manager, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2016, the amounts waived were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$805	$170	$1,191	$989	$1,317	$3,964

ANNUAL REPORT	AUGUST 31, 2016	73

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of its total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of Preferred Shares). The amounts waived are included in fees waived by the Manager in the Statements of Operations.

For the year ended August 31, 2016, the amounts included in fees waived by Manager were as follows:

Amounts Waived
MFL	$284,665

These voluntary waivers may be reduced or discontinued at any time without notice.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Sales	Net Realized Gain
BBK	$501,175	$221

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$88,990,158	$76,324,377	$66,246,307	$57,896,635	$303,335,715	$152,208,218
Sales	$80,306,455	$62,897,375	$67,160,267	$43,088,923	$258,283,962	$138,182,385

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2016, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	—	—	$(3,216,104)	—	$(16,982)	—
Undistributed (distributions in excess of) net investment income	$(14)	$(6)	$(69,669)	$(2)	$(58,621)	$(14,761)
Accumulated net realized gain (loss)	$14	$6	$3,285,773	$2	$75,603	$14,761

The tax character of distributions paid was as follows:

		BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt Income[1]	8/31/2016	$10,408,415	$7,695,564	$23,620,356	$23,673,452	$35,387,331	$43,339,969
	8/31/2015	$11,028,806	$7,631,874	$24,086,618	$24,104,448	$34,971,566	$43,639,679
Ordinary Income[2]	8/31/2016	153,130	9	3	1	24	69,567
	8/31/2015	58,444	—	—	69,242	—	70,002

Total	8/31/2016	$10,561,545	$7,695,573	$23,620,359	$23,673,453	$35,387,355	$43,409,536

	8/31/2015	$11,087,250	$7,631,874	$24,086,618	$24,173,690	$34,971,566	$43,709,681

[1]	The Funds designate these amounts paid during the fiscal year ended August 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

74	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$2,325,232	$1,544,096	$1,275,619	$2,729,927	$7,974,389	$3,471,558
Undistributed ordinary income	877,621	—	41	85,468	—	24,961
Capital loss carryforwards	—	(5,146,672)	(15,427,768)	(16,156,319)	(34,192,528)	(23,681,293)
Undistributed long term capital gains	1,800,089	—	—	—	—	—
Net unrealized gains[3]	33,658,646	24,509,845	71,106,527	58,684,956	100,045,425	102,476,501

Total	$38,661,588	$20,907,269	$56,954,419	$45,344,032	$73,827,286	$82,291,727

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, amortization methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the deferral of compensation to Trustees, the realization for tax purposes of unrealized gain/loss on certain futures contracts and the treatment of residual interests in TOB Trusts.

As of August 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BBK	BAF	BYM	BLE	MFL	MVF
No expiration date[4]	—	$5,146,672	$6,788,126	$7,274,757	$20,594,174	$10,786,147
2017	—	—	6,430,212	2,066,643	1,863,647	7,618,622
2018	—	—	2,209,430	4,366,226	11,734,707	—
2019	—	—	—	2,448,693	—	5,276,524

Total	—	$5,146,672	$15,427,768	$16,156,319	$34,192,528	$23,681,293

[4]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	BBK	BAF	BYM	BLE	MFL	MVF
Amount utilized	—	$243,319	—	$116,308	$5,980,799	$625,157

As of August 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost.	$234,605,301	$165,188,816	$490,112,595	$466,050,048	$763,505,228	$798,431,383

Gross unrealized appreciation	$34,865,235	$24,792,240	$73,492,129	$63,329,818	$100,985,172	$108,908,553
Gross unrealized depreciation	(1,182,208)	(264,577)	(2,329,014)	(4,593,526)	(681,560)	(5,189,133)

Net unrealized appreciation (depreciation)	$33,683,027	$24,527,663	$71,163,115	$58,736,292	$100,303,612	$103,719,420

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

ANNUAL REPORT	AUGUST 31, 2016	75

Notes to Financial Statements (continued)

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trust’s ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, certain Trusts invested a significant portion of their assets in securities in the health, transportation and county, city, special district and school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each of BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

76	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BBK	BLE	MFL	MVF
2016	5,768	19,952	13,338	300,473
2015	—	17,405	—	60,265

For the years ended August 31, 2015 and August 31, 2016, shares issued and outstanding remained constant for BAF and BYM.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares of MFL include a liquidity feature and are currently in a special rate period as described below.

As of period end, the VRDP Shares outstanding of MFL were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	6/30/11	2,746	$274,600,000	7/01/41

Redemption Terms: MFL is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MFL is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, the MFL is required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of Trusts. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MFL entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MFL and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MFL does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MFL is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MFL is required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance MFL will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MFL may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trusts’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MFL may incur no remarketing fees.

ANNUAL REPORT	AUGUST 31, 2016	77

Notes to Financial Statements (continued)

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of AAA from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2016, the annualized dividend rate for the MFL’s VRDP Shares was 1.07%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares were A1/P1 as rated by Moody’s and Fitch, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On April 17, 2014, MFL commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MFL were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 19, 2017, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarkable securities and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarkable securities.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MFL on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MFL is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MFL will pay a nominal fee at the annual rate of 0.01% the liquidity provider and remarketing agent during the special rate period. MFL will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) SIFMA Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

For the year ended August 31, 2016, VRDP Shares issued and outstanding of MFL remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/19
BAF	12/16/11	422	$42,200,000	1/02/19
BYM	12/16/11	1,372	$137,200,000	1/02/19
BLE	12/16/11	1,513	$151,300,000	1/02/19
MVF	12/16/11	2,438	$243,800,000	1/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust

78	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (concluded)

redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended August 31, 2016, VMTP Shares issued and outstanding of each Trust remained constant.

For the year ended August 31, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate.	1.20%	1.19%	1.19%	1.19%	1.19%

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VRDP and VMTP Shares are recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BBK	$0.0750	$0.0750	VMTP Shares	W-7	$111,183
BAF	$0.0685	$0.0685	VMTP Shares	W-7	$58,723
BYM	$0.0660	$0.0660	VMTP Shares	W-7	$190,918
BLE	$0.0735	$0.0735	VMTP Shares	W-7	$210,539
MFL	$0.0715	$0.0715	VRDP Shares	W-7	$355,104
MVF	$0.0495	$0.0495	VMTP Shares	W-7	$339,255

[1]	Net investment income dividend paid on October 3, 2016 to Common Shareholders of record on September 15, 2016.

[2]	Net investment income dividend declared on October 3, 2016, payable to Common Shareholders of record on October 14, 2016.

[3]	Dividends declared for September 1, 2016 to September 31, 2016.

ANNUAL REPORT	AUGUST 31, 2016	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund, and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2016

80	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BAF, BYM, BBK, BLE and MFL, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

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Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of BBK, BLE and MVF noted that for the one-, three- and five-year periods reported, each Trust ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each Trust. The Composite measures a blend of total return and yield.

The Board of each of BYM and MFL noted that for each of the one-, three- and five-year periods reported, each Trust ranked in the second quartile, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each Trust. The Composite measures a blend of total return and yield.

The Board of BAF noted that for the one-, three- and five-year periods reported, BAF ranked in the fourth, fourth and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BAF. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for BAF’s underperformance during the one- and three-year periods. The Board was informed that, among other things, BAF’s longer duration posture and greater use of leverage during a rising rate environment were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BAF’s investment performance. Discussions covered topics such as: investment risks undertaken by BAF; performance attribution; BAF’s investment personnel; and the resources appropriate to support BAF’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BAF noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

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Disclosure of Investment Advisory Agreements (concluded)

The Board of each of BYM, MFL and MVF noted that each Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of BLE noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	AUGUST 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2016	85

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

86	ANNUAL REPORT	AUGUST 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director serves until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2016	87

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report:

•	The portfolio managers of BBK are Timothy Browse and Walter O’Connor.

•	The portfolio managers of BAF are Ted Jaeckel and Michael Perilli.

•	The portfolio managers of BYM are Michael Kalinoski and Walter O’Connor.

•	The portfolio managers of MFL are Ted Jaeckel and Walter O’Connor.

•	The portfolio managers of MVF are Ted Jaeckel and Phillip Soccio.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Citigroup Global Markets Inc. New York, NY 10179		Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036

[1]	For MFL.

88	ANNUAL REPORT	AUGUST 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	24,492,889	540,934	0	24,392,317	641,506	0	24,528,258	505,565	0
BAF	7,645,424	215,846	0	7,637,344	223,926	0	7,645,424	215,846	0
BBK	9,379,128	329,517	0	9,371,788	336,857	0	9,372,476	336,169	0
BLE	20,148,150	549,641	0	20,200,466	497,325	0	20,146,321	551,470	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	24,391,746	642,077	0	24,514,681	519,142	0
BAF	7,640,165	221,105	0	7,645,424	215,846	0
BBK	9,339,268	369,377	0	9,381,473	327,172	0
BLE	20,200,354	497,437	0	20,142,885	554,906	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,336,907	283,297	293,953	35,360,261	301,782	252,114	35,380,525	296,557	237,075
MVF	59,318,466	1,284,089	0	59,347,371	1,255,185	0	59,405,723	1,196,832	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	35,340,462	323,239	250,456	34,980,403	634,222	299,532
MVF	2,438	0	0	59,310,304	1,292,251	0	59,233,405	1,369,150	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	35,385,039	285,221	243,897	35,359,053	257,365	297,739
MVF	2,438	0	0	59,412,380	1,190,175	0	59,347,160	1,255,395	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,367,634	299,980	246,543	35,412,358	262,455	239,344
MVF	59,355,619	1,246,937	0	59,328,742	1,273,813	0

¹	Voted on by holders of Preferred Shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	AUGUST 31, 2016	89

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to the Trusts’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information in this report regarding the Trusts, including each Trust’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

90	ANNUAL REPORT	AUGUST 31, 2016

Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2016	91

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-6-8/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Quality Trust	$31,463	$31,463	$0	$0	$10,506	$10,506	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Quality Trust	$10,506	$10,506

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)  The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2016.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Associate of BlackRock since 2008.

(a)(2) As of August 31, 2016:

(ii) Number of Other Accounts Managed and Assets by Account Type	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	35	0	0	0	0	0
	$26.56 Billion	$0	$0	$0	$0	$0
Michael Perilli	7	0	0	0	0	0
	$1.31 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Perilli, the portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Quality Trust

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Quality Trust

Date: November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Investment Quality Trust

Date: November 3, 2016